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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                                                                   EXHIBIT 10.13



                       MASTER PRODUCT PURCHASING, TESTING
                        AND ORDER FULFILLMENT AGREEMENT


Effective Date: November 23, 1999                                   Term: 1 year
                                                 (with possible renewal periods)

This Master Product Purchasing, Testing and Order Fulfillment Agreement ("Agreement") is entered into between Netgear, Inc., a Delaware corporation ("Netgear"), and Celestica Asia, Inc., a Delaware corporation, on behalf of itself and its subsidiaries and Affiliates ("Celestica") and is made as of the Effective Date for the Term. Subject to the terms and conditions set forth in this Agreement, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) shown below. The parties may execute this Agreement in two (2) or more counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument.


NETGEAR, INC.                                CELESTICA ASIA, INC.

Signature /s/ PATRICK LO                     Signature /s/ ROBERT BEHLMAN
         --------------------------                   --------------------------
Printed   PATRICK LO                         Printed   ROBERT BEHLMAN
         --------------------------                   --------------------------
Title     V.P.                               Title     PRESIDENT, CELESTICA ASIA
         --------------------------                   --------------------------
Date      11-23-99                           Date      11-16-99
         --------------------------                   --------------------------


4401 Great America Parkway                   2222 Qume Drive
P.O. Box 51815                               San Jose, Ca. 95131
Santa Clara, CA 95052
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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

In consideration of their mutual representations, promises and obligations, Netgear and Celestica agree as follows:

1.      SCOPE OF THE AGREEMENT

This Agreement sets forth the terms and conditions pursuant to which Celestica shall provide Netgear full turnkey production and fulfillment services (the "Services") as listed below in a timely, competent and cost effective manner at several different locations around the world, all as more fully described in the Statement of Work attached hereto as Exhibit 1:

        -   planning and purchasing management

        -   inventory management

        -   product testing and inspection

        -   product fulfillment and logistics

        -   returns processing

        -   supplier performance management

        -   quality program and management

This Agreement contains those terms that shall pertain to all of Celestica's locations. Celestica will initially conduct the majority of the Services in Kowloon, Hong Kong and San Jose, California. The parties may agree in the future if necessary to enter into subordinate agreements which contain specific terms unique to a site ("Site Agreement"), such as a list of products configured at the site, support teams, and the specific reporting requirements relevant to the site. Each such Site Agreement is hereby incorporated by reference into this Agreement. The terms of this Agreement shall take precedence over those of the Site Agreement unless specifically provided otherwise in the Site Agreement; the terms of the Site Agreement shall take precedence over the terms of any Build Plan, acknowledgment, invoice or other document.

2.      DEFINITIONS

        The following words and expressions shall have the meanings set forth below:

        "Affiliate" means, with respect to a party hereto, a corporation that directly or indirectly controls, is controlled by, or is under common control with, that party.

        "Build Plan" means the build plan provided by Netgear to Celestica for each model of Product substantially in the form set forth as Exhibit 4 hereto, which specifies the quantity of Product to be purchased and the part number.

        "Celestica's Systems" means all software and systems used by Celestica in the performance of this Agreement, excluding any software or systems provided to Celestica by Netgear.

        "Confidential Information" means a party's proprietary, confidential or trade secret information.

        "Customer" means a customer purchasing Netgear Products.

        "Materials" shall mean any components and other materials comprising or comprised in Products.

        "Netgear Inventory Location" means the physical location (identified by Celestica) where Products will be staged prior to shipment to Customers.

        "Netgear Proprietary Information" means any information, technology, processes, or other proprietary property, including copyrights, trade secrets, know-how, mask work rights, moral rights patents and/or patent applications in any form or medium, developed or acquired by Netgear or its licensors from the Production Effort.
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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

        "Order" shall mean any order for Products placed by a Customer in accordance with the temps of this Agreement.

        "Prices" shall mean the prices for Products and/or Services and/or non-recurring expenditure (including without limitation, tooling and fixtures and other agreed items) agreed between the parties from time to time.

        "Products" shall mean the items listed in Exhibit 2 and described in the relevant Specification.

        "Specification" means Product technical information and related services and shall at minimum consist of the bill of materials, test procedures, quality goals, assembly documentation, circuit board art work, Gerber files, assembly and fabrication drawings, schematics, other design documents, business plan, and Services, as specified. The Specification for each Product shall be provided by Netgear and shall be timely reviewed by Celestica and agreed to by both parties.

3. PRODUCTION EFFORT, MATERIALS PROCUREMENT, INSPECTION AND TEST OF THE PRODUCTS, AND PRODUCT CHANGES

3.1.    PRODUCTION EFFORT

Celestica shall be responsible for the procurement, test and inspection of the Products (collectively, the "Production Effort") and shall ensure that each Product conforms to the Specification applicable to such Product at the time of manufacture. Celestica shall perform the Production Effort in accordance with this Agreement.

3.2.    PRODUCT PURCHASING

Celestica is solely responsible for performing purchasing services which shall include: placing and expediting purchase orders with OEMs and other suppliers, accepting shipments, managing quality issues, achieving cycle time reductions, measuring and communicating supplier performance, canceling and rescheduling product shipments in support of schedule changes, and other supplier management services that the Parties agree are relevant and appropriate. Netgear hereby authorizes Celestica to purchase Products and Netgear specified integrated circuits (I.C.'s) as necessary to fulfill Netgear forecasts.

Any OEM or other source of supply shall be jointly qualified and managed by Celestica, subject to Netgear's prior written approval and consistent with the quality requirements set forth in the relevant Product Specification. Netgear's approval shall normally be provided within fourteen (14) days and, in any event, shall not be unreasonably withheld or delayed. The Parties acknowledge that in some instances only the component of a specified supplier may be used in a Product.

Netgear or a designated third parry may perform inspections ("Source Inspection") of business systems and processes of a supplier or subcontractor facility whenever Netgear decides it is necessary. The Source Inspection shall be conducted during normal business hours and with prior notice to Celestica and may require participation by Celestica.

3.3.    SCOPE OF TEST AND INSPECTION

Celestica shall manage the execution of the test and inspection process for each Product, which includes testing Products, test capacity planning, and performing preventative maintenance on the test equipment. Celestica warrants that it will perform each and every test and inspection in conformance to the process and for the quantities identified in the relevant Specification. All Products delivered to Netgear and/or its Customers shall have passed all applicable tests and inspection in such Specification.
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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

At the commencement of production of any Product, Netgear will qualify each piece of test equipment and each test process for such Product. No such equipment or process shall be changed or modified without the prior written consent of Netgear.

Netgear shall provide certain Functional Test ("FT") equipment and test set ups, including test scripts, loop back connectors, and cables.

Celestica will develop inspection capacity plans with every new Forecast (as defined below). Celestica shall consider upside volume percentage, preventative maintenance time, new product additions and holding of appropriate spare parts as part of its inspection capacity plan.

3.4.    TEST EQUIPMENT MAINTENANCE COSTS

Celestica agrees to be responsible for and to pay for all costs of maintaining all inspection equipment and related materials and shall perform preventative maintenance, which shall include, without limitation, repair and replacement of worn loopback connectors, cables, and backplanes or any other failing components due to normal wear. Notwithstanding the above, Netgear shall pay to upgrade or replace test equipment or fixtures which are rendered outdated because of Product design changes or changes in test requirements.

3.5.    TEST RECORDS FOR PRODUCTS

Celestica shall maintain adequate authenticated inspection and test documents for Products and shall make such documents available to Netgear upon request for a period of one year after the delivery of the last Product purchased, unless otherwise directed by Netgear.

3.6.    CHANGES TO A PRODUCT

Either party may propose in writing a change to the design, manufacture, or test procedure of any Product. The other party shall respond in writing within five business days to any such proposal. Where necessary and appropriate, Netgear shall initiate either an engineering change order ("ECO") or a temporary change to the Specification ("Deviation"). Celestica shall develop a list of the process steps, an estimate of the time necessary to complete the change, the hourly rate to complete the work, any excess or obsolete Materials (list and cost), and the increase or decrease, if any, in the price of the Products affected. Upon receipt of Celestica's response, Netgear shall determine if it wants to go forward with the change. If Netgear does want the change, the parties shall negotiate any open issues and set the implementation date.

If either Netgear or Celestica identifies a change that must be implemented on a Product for reasons of safety ("Safety Change"), the parties shall cooperate so as to effect such Safety Change as soon as possible after discovery. Once such a Safety Change is discovered, no affected Products shall be manufactured or shipped until such Safety Change has been implemented. The parties shall cooperate in the implementation of such Safety Change on any Products shipped prior to discovery of the hazard. If a Safety Change is required due to Celestica's manufacturing process, then Celestica shall pay all costs associated with such change, otherwise, Netgear shall pay the costs associated with the Safety Change.

4.      BUSINESS MANAGEMENT PROCEDURES

4.1.    METHODOLOGY

The parties intend to plan for and make corporate-wide business decisions as described in this Section 4, "Business Management Procedures". To manage the technical and business changes, Netgear and Celestica shall:
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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

(a) Assign, and in most cases dedicate, business management teams whose goal is to provide consistent and efficient responses to program requirements.

(b) Conduct quarterly business reviews for each business management team.

(c) Create a process to communicate about and resolve issues promptly and to drive continuous improvement of the day-to-day operation.

(d) Comply with reporting requirements as outlined in this Agreement.

(e) Meet annually at the executive level to exchange business strategies with the specific purpose of working to ensure that each party's business goals can be met.

4.2.    PRODUCT QUALITY GOAL

Celestica agrees to adopt the quality assurance procedures and perform the quality control tests (collectively the "QA Procedures") described in Exhibit 1 ("Statement of Work"). The QA Procedures may be amended by mutual agreement of the parties from time to time, to ensure that all Products conform to the Specifications.

4.3.    QUARTERLY REVIEWS

Celestica and Netgear shall, in conjunction with each other, conduct quarterly operations reviews of the business processes and procedures of both Celestica and Netgear with the intent to improve overall supply chain performance. The review shall include, at a minimum, performance measurements of quality, delivery, customer satisfaction, costs, capacity, innovations and Price reductions for Products. Line capacity, test capacity, and staff allocation, and the plan to meet future requirements in these areas, shall be reviewed.

The quarterly reviews shall be held in person at a Netgear's facility and Celestica agrees to comply at its own cost.

4.4.    TARGET COST REDUCTION

Celestica agrees to participate in periodic cost reviews with the intent to reduce the costs of the Services provided hereunder to an amount at or below the cost identified by Netgear. Such reviews shall be held in person at a Netgear's facility and Celestica agrees to comply at its own cost.

4.5.    LOCATION OF CELESTICA'S OPERATIONS

Celestica shall initially perform the Services for all Products from its facility in Kowloon, Hong Kong. Celestica shall transfer Products for North and South American Order Fulfillment to its San Jose, California facility. Products for all other Orders will be fulfilled from Celestica's Kowloon, Hong Kong facility or such other facilities as the parties may agree upon from time to time. Any deviation from this policy must be authorized by Netgear in writing.

4.6.    RESOURCES AND PRODUCTION SUPPORT

Throughout the life cycle of each Product, Celestica shall provide production capacity, yield information, corporate resources, necessary administrative processes, and adequate, qualified, timely staffing for each Product's introduction and the Production Effort in accordance with the terms of this Agreement. Celestica shall provide separate functional resources in support of new Products and mature Products.
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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

5.      BUILD PLANS

The parties acknowledge that they will continue to develop new procedures to increase schedule flexibility, reduce lead times, and improve forecasting. The parties shall incorporate such terms as an amendment to this Agreement or to the Site Agreements, if any, upon completion. Until such time, the parties shall manage the delivery of Products under the provisions of this Article 5.

5.1.    THE BUILD PLAN

Netgear shall issue to Celestica on a monthly basis a Build Plan for each model of Product covering a minimum of two months in advance of the desired ship date. Since current OEM supplier lead times are 60 days, each Build Plan issued by Netgear will be authorization for Celestica to issue purchase orders to OEM suppliers to cover the 60 day manufacturing lead time for products. The quantity of Products and the scheduled delivery dates for the Products purchased by Celestica will satisfy Netgear's projected requirements for the products as contained in the Build Plan. The Build Plan may be issued in writing, by mail or facsimile, or by electronic means as the parties may from time to time agree. Netgear shall have no obligation to purchase any Products from Celestica if the products were purchased in excess of the 60 day manufacturing lead time except as specified on such Build Plans placed in accordance with the terms of this Agreement. Celestica will notify Netgear of acceptance of a Build Plan within two business days of receipt of the Build Plan.

Each Build Plan issued shall be governed by the terms of this Agreement as modified by the applicable Site Agreement (if any) to the extent of any conflict between the terms. The parties hereby expressly object to any additional or different terms contained in any Build Plan or acknowledgment other than as authorized by this Agreement and agree that such additional or different terms shall be of no effect.

Celestica agrees to accept a Build Plan for each model of Product and to sustain the ability to procure and inspect Products and fulfill Orders for each model of Product for a minimum of one year. After one year, if Celestica desires to not maintain its ability to perform these services for a particular model of Product, Celestica will provide Netgear with written notification 180 days prior to the date Build Plans will no longer be accepted. Upon Netgear's request, Celestica shall ship to Netgear all documentation about the procurement, inspection and test of the Product. Documentation shall include any bills of material generated by Celestica, process instructions, test procedures and all other relevant documents.

5.2.    FORECASTS OF PRODUCT REQUIREMENTS

Netgear shall deliver to Celestica with its initial Build Plan for any model of a Product, a non-binding, rolling, forecast covering a period of four months beyond the Build Plan ("Forecast") which Celestica will use to communicate forecasted requirements to OEMs and product suppliers. Each Forecast shall be a good faith estimate of the anticipated requirements for the Products) listed for the periods indicated.

5.3.    RESCHEDULE OR CHANGES TO BUILD PLAN

Netgear may make changes to the scheduled shipment of products in the Build Plan. Mix changes are acceptable but must be mutually agreed upon within 30 calendar days. If such a change represents an acceleration or increase, Celestica shall make all reasonable commercial efforts to meet the request, subject to material and capacity availability.

Based on the requested change, Celestica shall provide an "excess and on order" inventory report on the third day after change to Build Plan. If Netgear reduces or reschedules a requirement in the Build Plan prior to the scheduled delivery date, Celestica shall take all commercially reasonable steps to anticipate and identify all potential liability of Netgear for Materials or Products on order and minimize charges to Netgear which result from the change to the Build Plan. Provided that, and to the extent that Celestica complies with its obligations in the preceding sentence, and provided further that the aggregate out-of-pocket costs incurred by Celestica do not exceed the total purchase price of the Products impacted by the change, Netgear agrees to pay the out-of-pocket costs incurred by Celestica for cancellation of Materials or Products, and for proprietary materials which could not be returned or used in other
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* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.



products and at other sites of Celestica and for any Materials on order which could not be canceled. Notwithstanding the foregoing, Celestica agrees that Netgear may reduce or reschedule any product forecast beyond the Build Plan without cost or liability to Netgear.

5.4.    EXCESS INVENTORY CARRYING COSTS

If Netgear cancels or reschedules the Build Plan and as a result Celestica has excess material inventory ("Excess Inventory") that is not fully consumed [*] Netgear agrees to either purchase the Excess Inventory, [*] calculated in U.S. dollars at the annual rate of the United States prime lending rate plus [*]%. Excess Inventory shall be calculated as the result of [*]. Netgear is obligated to purchase inventory [*].

6.      PRICES

6.1     PRICES FOR PRODUCTS

The price for each Product shall be as set forth on the price list attached hereto as Exhibit 3 (the "Price List"). Celestica and Netgear agree that the price generally includes all Materials cost and Celestica's service fee. Celestica's service fee generally includes all overheads, allocations and two months inventory carrying costs with the exception of supplier inbound freight, customer outbound freight (Japanese customers), Celestica interplant freight, and duties. Celestica agrees to provide a breakdown of actual cost for each Product in final form on or before Monday of week ten in each quarter to meet Netgear's standards setting calendar requirements.

6.2     PRODUCT PRICE CHANGES

The prices of a Product may change over the term of this Agreement but only by written agreement of the parties. If the parties agree to change the price of a Product, the new price and the effective date shall be set forth in the new or amended Price List within five days of the agreement to change. In its sole discretion, Netgear may buy down Celestica's existing inventory and work in process ("WIP") and any open Orders by issuing a purchase order equal to the difference between the existing standard price and the new lower price. Product prices are to be reviewed on a quarterly basis by both parties. Differences between the price paid by Netgear and the price paid by Celestica to the OEM suppliers will be charged to or reimbursed to Netgear on a quarterly basis. Additionally, the Celestica service fee will be reviewed and adjusted as agreed to by both parties on a quarterly basis.

6.3.    CURRENCY EXCHANGE RATE

All prices shall be in US$


                            CONFIDENTIAL INFORMATION
                                     Page 7
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  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.



6.4.    COMPONENT SALES AND COMPONENT PROCUREMENT FEE.

Netgear negotiates costs directly with manufacturers of semiconductor components. These component costs are frequently less than the costs for the same component if purchased by an OEM supplier from the same manufacturer. Celestica will purchase components based upon receipt of a monthly Build Plan from Netgear, which will contain quantity requirements covering the lead time of each component part. Celestica will sell these component parts to the OEM suppliers authorized by Netgear. The component parts will be sold to the OEM suppliers at a price authorized by Netgear. Any and all profit or loss on the sale of these component parts will be remitted to Netgear. Celestica's component procurement fee will be [*]% of the component cost paid by Celestica on their purchase order with the component manufacturer. Payment of the component procurement fee is made net [*] days from the date of shipment of the components to the authorized OEM supplier. Celestica will provide notification of component shipments to OEM suppliers and to Netgear on the date of shipment.

6.5.    MANAGEMENT OF COMPONENT PRICE REDUCTIONS

Not applicable

7.      ORDER FULFILLMENT AND PAYMENT

7.1.    ORDER FULFILLMENT AND RETURNS

Netgear's call centers in the U.S. will handle all of Netgear's Order processing functions. Celestica will be responsible for fulfilling all Orders including the preparation of all shipping documents and coordination with a common carrier. Immediately prior to preparation of a Customer invoice, Celestica will conduct a ship transaction between the Celestica system and the Netgear system (the "SunSystem") and generate an invoice to Netgear for the same product.

7.2.    PAYMENT

Payment shall be made based upon a purchase order receipt transaction performed in Netgear's SunSystem to transfer products into a Netgear Inventory Location. Payment shall be made net 30 days [*] from Celestica, provided, however, that payment shall not constitute acceptance of nonconforming products. All amounts shall be calculated in US Dollars.

Netgear shall invoice Celestica upon return of products to Celestica and receipt into Celestica's Systems. All amounts properly due shall be paid within 30 days [*] from Netgear. Payment shall not constitute acceptance of nonconforming products. All amounts shall be calculated in US Dollars. Netgear may, with the approval of Celestica, choose to issue a debit memo against existing accounts payable with Celestica rather than issuing an invoice for accounts receivable.

7.3.    SHIPMENT SUCCESS REQUIREMENTS

Netgear requires that all shipments be made on the scheduled shipment day or up to three days before the scheduled shipment day: Celestica shall make every shipment on time; however, if Celestica fails to deliver Product on time due to reasons which are within its reasonable control, Celestica shall pay to Netgear the amount of the difference between normal shipping expense and expedited shipping expense. If delays are not attributable to Celestica as set forth above, then Netgear shall pay the difference between normal shipping expense and expedited shipping expense.

                            CONFIDENTIAL INFORMATION
                                     Page 8
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  Commission pursuant to
  a request for confidential
  treatment.


7.4.    TAXES AND DUTIES

Netgear will pay as a separate item on an invoice any tax lawfully imposed on the sale of the Products or on the provision of Services to Netgear or will provide Celestica with a certificate of exemption acceptable to the appropriate taxing authority. Celestica agrees to provide reasonable assistance without charge in any proceeding for the refund or abatement of any such taxes Netgear is required to pay. Without limiting the generality of the foregoing, Netgear shall have no obligation to pay taxes based upon Celestica's net income.

7.5.    TITLE AND RISK OF LOSS AND SHIPMENT

Title to the Products will pass to Netgear upon delivery to the Netgear Inventory Location. Prior to title passing, Celestica shall bear risk of all loss, damage or theft. Shipping instructions shall be specified in the Build Plan and Netgear will designate default shipping instructions. Celestica will provide proof of shipment upon request and will provide reasonable assistance to Celestica at no charge in any claim it may make against a carrier or insurer for misdelivery, loss or damage to Products.

8.      INVENTORY MANAGEMENT

Products will be received into the Netgear Inventory Location using purchase order receipts on Netgear's SunSystem. Title will pass, and Netgear will take financial ownership, and will be invoiced, only for Products received into the Netgear Inventory Location on SunSystem purchase orders.

Products returned from Netgear Customers will be initially received into the Netgear Inventory Location using the Sales Order Return transaction in SunSystem. Celestica will have the responsibility to inspect, test, repackage or return Products to suppliers based upon disposition of the return.

Sixty days of carrying costs associated with all Netgear Products held by Celestica are included in the standard pricing contained in Section 6.1. All financial obligations associated with product purchases or returns between Celestica and its suppliers are the sole responsibility of Celestica.

9.      TERM AND TERMINATION

9.1     TERM

This Agreement will commence on the Effective Date and continue for a period of one year. Unless terminated earlier pursuant to the terms of this Agreement, this Agreement will automatically renew for successive one-year periods upon expiration of the term of this Agreement.

9.2     TERMINATION

A party shall be in default under this Agreement if it:

(a) ceases conducting business in the normal course, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceeding under any statute of any governing authority relating to insolvency or the protection of rights of creditors; or

(b) fails to perform any material obligation required to be performed by it under this Agreement for a period of 30 days after receipt of written notice by the other party of such failure.


                            CONFIDENTIAL INFORMATION
                                     Page 9
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  Commission pursuant to
  a request for confidential
  treatment.



New Celestica AgmtV25

In such event, the non-defaulting party shall have the right to terminate this Agreement immediately by giving written notice to the other.

9.3.    EFFECT OF EXPIRATION OR TERMINATION

Upon expiration or any termination of this Agreement by either party:

(a) Netgear shall pay all undisputed amounts or charges owed to Celestica as provided in this Agreement, provided that Netgear shall have the right to set-off any such amounts or charges owed to Celestica against any amounts owing to Netgear by Celestica pursuant to this Agreement. If the aggregate amount owing by Netgear to Celestica is less than the aggregate amounts owing by Celestica to Netgear, Celestica shall pay such net amount owing to Netgear promptly and in full within forty-five days of the date which is the earliest of expiration or termination, as the case may be.

(b) Celestica shall complete all partially completed Products and deliver such Products as provided above in accordance with the terms of this Agreement which would have otherwise applied to such Production Effort or Services, as applicable. Provided Netgear has made all payments required pursuant to paragraph (a) above, Celestica shall deliver within three (3) weeks of the later of the date of expiration or termination or such payment, if required, to Netgear all finished and partially-finished Products and Materials relating thereto in exchange for payment by Netgear of the full cost for Products, direct cost for work-in-process and Material, to the locations designated by Netgear.

(c) The provisions of this Agreement relating to Confidential and Proprietary Information (Section 10), Intellectual Property Rights (Section 11) except the license granted to Celestica in Section 11.3, Warranties (Section 12), Indemnification (Section 13) and Section 14.12, shall remain in effect beyond any expiration or termination.

(d) Celestica shall return all Netgear Proprietary Information, and under Netgear's supervision, destroy or erase all copies of such Netgear Proprietary Information in the possession of Celestica or any of its Affiliates or their respective employees, consultants, agents or representatives, including copies on paper or other hard copy and copies on computer or other storage media.

9.4.    DUTY TO FULFILL

Notwithstanding any termination or expiration of this Agreement, Celestica agrees to procure, inspect and fulfill all Orders placed prior to the date of expiration or termination in accordance with the terms of this Agreement if such Orders have not previously been cancelled.

10.     CONFIDENTIAL AND PROPRIETARY INFORMATION

10.1    PROTECTION OF INFORMATION

During the term of this Agreement, the parties anticipate that each shall disclose to the other in connection with this Agreement certain of its Confidential Information. The recipient shall protect the disclosed Confidential Information by using the same degree of care to prevent the unauthorized use, dissemination, or publication of the Confidential Information as the recipient uses to protect its own confidential information of alike nature, but no less than a reasonable degree of care. Recipient's duty to protect the Confidential Information disclosed under this Agreement shall expire three years from the expiration or termination of this Agreement, except that source code shall be protected hereunder indefinitely. Except as permitted by this Agreement, the recipient shall disclose no part of such Confidential Information to anyone except to those of its employees or contractors who have (i) a need to know the same to accomplish the purposes of this Agreement, (ii) signed an Agreement under which they shall keep confidential such Confidential Information (iii) before receiving access to the Confidential Information, acknowledged its confidential, proprietary and trade secret nature, (iv) agreed to use such Confidential Information only for the purposes of performing recipient's obligations under this Agreement. The terms of this Agreement may also be disclosed to directors, officers, employees, attorneys, accountants, contractors, banks or actual or potential

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  asterisk have been omitted
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  Commission pursuant to
  a request for confidential
  treatment.



New Celestica AgmtV25

financing sources of recipient, but only if and to the extent such persons need to know the information for the performance of their duties and are subject to confidentiality agreements or fiduciary duties of confidentiality to recipient and agree to use such information only for such duties.

This Agreement imposes no restriction upon the recipient with respect to disclosure or use of information: (a) that was in the recipient's possession before receipt from the discloses; (b) that is or becomes (prior to such disclosure or use) a matter of public knowledge through no fault of the recipient; (c) that is received by the recipient from a third party without a duty of confidentiality; (d) that is disclosed by the discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by the recipient; (e) to the extent disclosed in accordance with the order or requirement of a court, administrative agency, or other governmental body (provided, however, that the receiver shall provide prompt notice thereof to enable the discloser to seek a protective order or otherwise prevent such disclosure); or (f) that is disclosed by the recipient with the discloser's prior written approval; or (g) as required by the federal securities law and rules and regulations thereunder:

10.2    PUBLICITY

All press releases and printed material using the name, logo or other identifying characteristics of a party shall be subject to prior approval of the other party.

10.3    PROTECTION OF CELESTICA INFORMATION

Each party agrees that the price of components negotiated by it and provided to the other party shall be deemed to be Confidential Information of that party. Each party agrees not to discuss the origins of such information with any third party. Each party agrees not to use such information to solicit a discount from the disclosing supplier, from any of the supplier's competitors or from any other supplier for use by the recipient other than for the purposes of performing its obligations under this Agreement. Each party acknowledges that unauthorized disclosure of such information may irreparably damage the discloser's relationship with its suppliers and that any benefit accruing to the recipient shall belong to Netgear and/or the disclosing party.

10.4    INJUNCTIVE RELIEF

Each party acknowledges that damage from improper disclosure of Confidential Information is irreparable and that it would be extremely impracticable to measure the resulting damages. Accordingly, in addition to any other rights and remedies that a party may have, the injured party is entitled to equitable review, including preliminary and permanent injunction, and the other party expressly waives the defense that a remedy in damages will be adequate.

10.5    RETURN OF CONFIDENTIAL INFORMATION

If this Agreement is terminated, and upon request of the discloser, the recipient shall promptly return all Confidential Information received from the discloser, together with all copies, or if requested by the discloser, certify that all such Confidential Information has been destroyed.

11.     INTELLECTUAL PROPERTY RIGHTS OF THE PARTIES

11.1    RESERVATION OF PROPRIETARY RIGHTS

Netgear reserves all proprietary rights in the Products and in all associated original works, documentation, computer programs, discoveries, inventions, patents, know-how, techniques, designs, engineering details and other data developed by Netgear or Celestica, either singly or jointly, as a result of work performed under this Agreement. Celestica agrees to reproduce any appropriate copyright notice for Netgear on all Products manufactured under this Agreement. Netgear further reserves all right, title and interest in prototype layouts, post-layout simulation results, post-layout specifications, test tapes and test fixtures developed or produced pursuant to this Agreement. The foregoing reservations shall not, however, apply to proprietary rights, original works, computer programs,

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  asterisk have been omitted
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  Commission pursuant to
  a request for confidential
  treatment.


New Celestica AgmtV25

discoveries, inventions, patents, know-how, techniques, designs, engineering details and other data developed solely by Celestica as a result of work performed under this Agreement that (i) does not relate to (x) the Products or the Specification, or (y) to Netgear actual or demonstrably anticipated research or development, (ii) does not result from work performed by Celestica solely for Netgear, or (iii) relates generally to manufacturing methods and processes. In each such case, the foregoing shall be the sole property of Celestica.

11.2    LICENSE TO MANUFACTURE

Netgear hereby grants to Celestica a non-exclusive license to use the Specifications, including all software programs contained therein and all related proprietary data and know-how necessary to perform the Services pursuant to this Agreement. This license is non-transferable, may be used only in connection with the performance of the Services for Netgear under this Agreement, and shall expire on the date on which Celestica's obligations to perform the Services terminates under this Agreement.

11.3.   TOOLING: OWNERSHIP AND LICENSE

Netgear acknowledges that Celestica shall retain title to the internal tooling developed by Celestica in connection with this Agreement, and Celestica acknowledges that Netgear shall have the right to use such tooling in the event of a material default by Celestica as defined elsewhere in this Agreement only in order to fulfill Celestica's obligations hereunder prior to such default. Celestica agrees that each Product created is for Netgear's exclusive use and further agrees that Celestica has no right to sell or otherwise transfer any interest in a Product to any party unless Netgear has provided permission in writing prior to any such sale or transfer.

11.4.   CAPITAL ASSETS

In order to perform the Production Effort as stipulated in Article 3, Celestica may have to use certain capital equipment specified by Netgear. If Celestica can use the equipment for current or future applications other than for Netgear assemblies, this equipment shall be the property of Celestica and shall be funded as such. If the capital equipment cannot be used by other non-Netgear applications, such equipment shall be solely the properly of Netgear and shall have Netgear asset tags affixed to the equipment. Such property shall be funded by Netgear. Maintenance of all equipment shall be per Article 3 above.

Celestica shall maintain inventory of all capital assets, regardless of ownership, and shall provide inventory records to Netgear on demand. Inventory records should include, but not be limited to, date of acquisition, description of asset, serial number, and location.

12.     WARRANTIES

12.1.   FREE FROM DEFECTS

Celestica warrants that except for refurbished products, the Products shall be new and unused at the time of delivery to the Netgear Inventory Location.

12.2.   TITLE, INFRINGEMENT

Celestica warrants that: (a) it has and shall pass to Netgear good title to the Products free and clear of all liens and encumbrances; (b) no claim or action is pending or threatened against Celestica or, to Celestica's knowledge, against any licensor or supplier of Celestica that would adversely affect the ability of Celestica to procure and deliver the Products or the right of Netgear or any Customer of Netgear to use the Products for their intended use, and (c) it has all rights and powers necessary to perform its obligations under this Agreement.

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  Commission pursuant to
  a request for confidential
  treatment.


New Celestica AgmtV25

12.3.   SERVICES

Celestica warrants that all Services performed under this Agreement will be performed in a competent, professional manner and in accordance with the Statement of Work and the applicable Specifications under this Agreement.

12.4.   REMEDIES FOR PRODUCTS UNDER WARRANTY

Not applicable.

12.5.   LATENT DEFECTS

Not applicable.

12.6.   YEAR 2000 WARRANTY

Subject to the provisions of this Section below, Celestica further covenants and represents that Celestica Systems shall (a) process date and time related data without causing any processing interruptions, abnormal terminations, or changes in performance characteristics, and (b) shall process and manipulate all date and time related functions correctly. Without limiting the generality of the foregoing, the Celestica Systems shall:

(a) Correctly handle date and time related data before, during and after January 1, 2000, including accepting date and time input, providing date and time output, and performing ongoing operations on dates and times and portions of dates and times including calculating, comparing and sequencing of dates and times (in both forward and backward operations spanning century boundaries);

(b) Correctly handle leap year calculations, including, identification of leap years, interval calculations (in both forward and backward operations spanning century boundaries), day-in-year calculations, day-of-the-week calculations, and week-of-the-year calculations);

(c) Correctly handle all two digit date and time related input in a manner that resolves ambiguity as to century in a disclosed, defined and predetermined manner; and

(d) Correctly store, retrieve and provide output of all date and time data in a manner that is unambiguous as to century.

Celestica shall promptly correct any failure of the Celestica Systems to conform to the above warranty.

12.7.   LIMITATIONS

THIS CLAUSE 12.7 SETS OUT THE SUPPLIER'S SOLE OBLIGATION AND LIABILITY, AND NETGEAR'S EXCLUSIVE REMEDIES, FOR CLAIMS BASED ON DEFECTS IN OR FAILURE OF ANY PRODUCT OR SERVICE OR THE SUBJECT MATTER OF ANY SERVICE AND REPLACES ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE PROVIDED ALWAYS THAT THE SUPPLIER DOES NOT EXCLUDE OR LIMIT ITS LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE NOR LIABILITY FOR BREACH OF ANY TERM IMPLIED BY STATUTE TO THE EXTENT THAT SUCH LIABILITIES CANNOT BY LAW BE LIMITED OR EXCLUDED.

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  Commission pursuant to
  a request for confidential
  treatment.


New Celestica AgmtV25

13.     INDEMNIFICATION

13.1.   INDEMNIFICATION BY NETGEAR

Netgear will, at its expense and at Celestica's request, defend any claim or action brought against Celestica by a third party (i) to the extent that it is based on a claim that any Specification provided under this Agreement infringes or violates any patent, copyright, trademark, trade secret or other proprietary right of the third party or (ii) to the extent caused by any grossly negligent act or omission or willful misconduct of Netgear; and Netgear will indemnify and hold Celestica harmless from and against any costs and liability reasonably incurred by Celestica that are attributable to that claim, subject to compliance with the notice provisions below.

Netgear shall have no liability if the alleged infringement is the result of Celestica's modification or alteration of the Specification; or Netgear's compliance with Celestica's specifications, designs, or processes; or if Celestica had actual notice that use of such Specification or its incorporation into a product would cause such infringement; provided, however, that if Celestica has such actual notice and promptly informs Netgear of such actual notice, Celestica shall not be liable for failure to deliver Products hereunder, but only to the extent that such failure is a result of such actual notice.

13.2.   INDEMNIFICATION BY CELESTICA

Celestica will, at its expense and at Netgear's request, defend any claim or action brought against Netgear by a third party to the extent caused by any negligent act or omission or willful misconduct of Celestica or its Affiliates; and Celestica will indemnify and hold Netgear harmless from and against any costs and liability reasonably incurred by Netgear that are attributable to that claim, subject to compliance with the notice provisions below.

13.3.   PROCEDURE FOR INDEMNIFICATION

If any claim or action shall be brought or asserted against an indemnified party as provided above (the "Indemnified Party") in respect of which indemnity may be sought from an indemnifying party under such Sections (the "Indemnifying Party") the Indemnified Party shall promptly notify the Indemnifying Party who shall assume the defense thereof and the payment of all expenses; except that any delay or failure to so notify the Indemnifying Party shall only relieve the Indemnifying Party of its obligations hereunder to the extent, if at all, that it is prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to employ separate counsel in any such claim or action and participate in the defense thereof, but the fee and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment thereof shall have been specifically directed and required by the Indemnifying Party or (ii) the Indemnifying Party shall have elected not to assume the defense and employ counsel. Without the consent of the Indemnified Party, the Indemnifying Party shall have no right to settle or compromise on any non-monetary matter.

13.4.   LIMITATION OF LIABILITY

TO THE MAXIMUM EXTENT PERMITTED BY LAW, UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NETGEAR BE LIABLE TO SUPPLIER OR ANY OTHER PERSON FOR ANY INDIRECT (INCLUDING BUT NOT LIMITED TO LOST PROFITS), SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF NETGEAR SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PERSON.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL SUPPLIER BE LIABLE TO NETGEAR OR

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  Commission pursuant to
  a request for confidential
  treatment.


New Celestica AgmtV25

ANY OTHER PERSON FOR ANY INDIRECT (INCLUDING BUT NOT LIMITED TO LOST PROFITS), SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF SUPPLIER SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PERSON.

14.     GENERAL PROVISIONS

14.1.   ACCESS TO FACILITIES

Netgear shall have the right to review and audit Celestica's facilities, operations, purchase orders, agreements, and procedures at any reasonable time with reasonable notice for purposes of determining compliance with the requirements of this Agreement. From time to time Netgear's Customers will request the right to review Celestica's facilities and operations for the purpose of qualification. Celestica agrees to permit such Customer surveys with five to ten working days notice, provided Celestica does not consider such Customer of Netgear to be a competitor of Celestica or one of Celestica's customers.

14.2.   FORCE MAJEURE

"Force Majeure" shall include all acts or events beyond the control of a party, including but not limited to acts of God, government restrictions, continuing domestic or international problems such as wars or insurrections, strikes, fires, floods, work stoppages, and embargoes, which prevent totally or partially the fulfillment of the obligations of either party.

A party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations (other than an obligation to pay money) under this Agreement and the applicable Site Agreement, if any, but only to the extent and only for the period that its performance of such obligations is prevented by circumstances of Force Majeure and provided that such party shall have given prompt notice to the other party. Such notice shall include a description of the nature of the event of Force Majeure, its cause, and its possible consequences. The party claiming circumstances of Force Majeure shall promptly notify the other party of the conclusion of the event. The period of Force Majeure shall be deemed to commence on the date that the event of Force Majeure first occurs. Regardless of the excuse of Force Majeure, if either party is not able to perform within ninety (90) days after such event, the other party may terminate the Agreement. Termination of this Agreement shall not affect the obligations of either party which exist as of the date of termination.

During the period that the performance by one of the parties of its obligations under this Agreement or a Site Agreement has been suspended by an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations under this Agreement.

14.3.   COUNTRY OF ORIGIN

In the event that Netgear requires information concerning component origin due to government contract requirements or other U.S. reporting requirements, Netgear will provide Celestica with a written outline of the specific information requirements, which Products such requirements apply to, and the reason or legal basis for the requirement. Upon receipt of such information, Celestica will use commercially reasonable efforts to support Netgear's requirements.

14.4.   NOTICES

All notices shall be sent by certified mail, postage prepaid, by personal delivery, courier service, or by facsimile or other form of recorded communication to the parties at their respective addresses set forth below. Any notices given


                                       15

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  and filed separately with
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  Commission pursuant to
  a request for confidential
  treatment.


New Celestica AgmtV25

shall be deemed to have been received as follows: if sent by facsimile or other form of recorded communication, when transmitted; if sent by certified mail, on the date of delivery as shown on the return receipt; and if by courier service, on the date delivered. Either party may change its notice address by written notice to the other.

If to Celestica:                               If to Netgear:

Celestica Asia, Inc.North America Inc.         Netgear, Inc.
2222 Qume Drive                                4401 Great America Parkway
San Jose, Ca. 95131                            Santa Clara, CA 95052-8185
                                               Attention: Director of Operations

Attention: VP of Materials
With a copy to CFO at the same address

14.5.   EXPORTS AND CUSTOMS

Each party agrees that it will not knowingly (i) export or re-export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations), including software received from the other under this Agreement or
(ii) export or re-export, directly or indirectly, any direct product of such technical data, including software, to any destination to which such export or re-export is restricted or prohibited by U.S. or applicable non-U.S. law without obtaining prior authorization from the U.S. Department of Commerce and/or other competent government authorities to the extent required by those laws. This clause shall survive termination or cancellation of this Agreement.

Celestica shall certify quarterly to Netgear the correct country of origin of each Product determined in accordance with the rules of origin set out in the applicable laws and treaties. Celestica shall notify Netgear at least sixty (60) days in advance of any change in the origin of a Product. Celestica shall maintain supporting documentation sufficient to meet the requirements of any audit of the origin information by Netgear or by any governmental entity.

Celestica shall obtain from each of its suppliers the appropriate certificate of origin of Materials and shall provide to Netgear, on the last day of each calendar quarter, a report identifying which suppliers of Materials have, and which suppliers have not, certified the country of origin for all Materials supplied by it to Celestica for manufacture of the Products.

All Products must be marked with their country of origin. The degree of permanence of the origin marking on the Product shall be sufficient to ensure that, in any reasonably foreseeable circumstance, the marking shall remain on the Product throughout its expected life. Both the Product's immediate packaging and the outermost containers shall also be marked to indicate the country of origin. Celestica shall be solely responsible for all fines, penalties, costs and seizures resulting from inadequate marking, packaging of labeling.

Unless otherwise set forth in this Agreement, Celestica shall take all administrative actions required to produce customs invoices and country of origin documents for all shipments crossing international borders which comply with all laws, treaties and regulations of both the exporting country and the importing country. If a Product includes Materials having different countries of origin, the different countries of origin must be identified on the customs invoices, along with the related quantities/serial numbers of such Materials. Celestica shall be solely responsible for all fines, penalties and costs resulting from a customs invoice not being so compliant.

Celestica shall perform all administrative actions required to determine the eligibility of each Product for preferential treatment under the rules of any applicable trade treaties/agreements and, if eligible, provide the necessary documentation and obtain such preferential treatment. Celestica shall use it's best efforts to minimize any penalties and costs resulting from any such documents subsequently determined to be invalid, shall maintain all documentation to support the eligibility and shall respond in a timely manner to verification questionnaires or reviews.


                                       16
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  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


14.6.   AMENDMENT, MODIFICATION OR WAIVER

The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the authorized representatives of each party, except as otherwise expressly provided in this Agreement.

14.7.   DISASTER RECOVERY PLAN

Celestica agrees to develop and maintain a disaster recovery plan to be put into effect in the event that it becomes unable to fulfill Orders for any reason for a period of more than 15 calendar days. The disaster recovery plan shall be submitted by Celestica to Netgear for review within 15 days of the Effective Date of this Agreement, and shall be reviewed yearly thereafter. Celestica agrees that the disaster recovery plan must enable Celestica to continue to fulfill Orders in accordance with the time schedules required under this Agreement.

14.8.   MANUFACTURING PROCESS INSTRUCTIONS

In the event of a disaster or material default by Celestica under this Agreement, at no cost and within three business days, Celestica shall make available to Netgear all process instructions such that Netgear may, at its discretion, have the Products produced by third parties.

14.9.   INDEPENDENT CONTRACTOR

This Agreement shall not constitute Celestica the agent or legal representative of Netgear for any purpose and Celestica shall not hold itself out as an agent of Netgear other than as expressly provided in this Agreement. This Agreement creates no relationship of joint venturers, partners, associates, employment or principal and agent between the parties, and both parties are acting as independent contractors. Neither party shall have the right to exercise any control or direction over the operations, activities, employees or agents of the other party in connection with this Agreement. Celestica is not granted any right or authority to, and shall not attempt to, assume or create any obligation or responsibility for or on behalf of Netgear: Celestica shall not have any authority to bind Netgear to any contract, whether of employment or otherwise, and Celestica shall bear all of its own expenses for its operations, including, without limitation, the compensation of its employees and sales people and the maintenance of its offices, service, warehouse and transportation facilities. Celestica shall be solely responsible for its own employees and sales people and for their omissions, acts and the things done by them. Netgear expressly disclaims any liability for any commitments on behalf of Netgear made by Celestica.

14.10.  CELESTICA RESPONSIBLE FOR ITS SUBCONTRACTORS

The acknowledgment by Netgear of any subcontractor of Celestica shall in no way be construed to relieve Celestica of any of its duties, responsibilities and obligations to Netgear under this Agreement.

14.11.  NO ASSIGNMENT

Neither this Agreement nor any right or obligation under it shall be assigned or delegated by Celestica or by Netgear, voluntarily or by operation of law, without the prior written consent of the other party, which consent may not be unreasonably withheld. Any attempted assignment shall be deemed voidable. An attempted assignment shall be deemed to occur in the event of a sale or transfer of substantially all of the assets of, or a majority interest in, the voting shares to, or the merger or consolidation with or into, any other entity .

                            CONFIDENTIAL INFORMATION
                                    Page 17
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  Commission pursuant to
  a request for confidential
  treatment.



14.12.  APPLICABLE LAW

All issues and questions concerning the construction, validity, enforcement, interpretation and performance of this Agreement, the rights and obligations arising hereunder and any purchase made hereunder shall be governed by the laws of the State of California and the federal laws of the United States applicable therein, without reference to the UNCITRAL Conventions on Contracts for the International Sale of Goods and without giving effect to any choice of law or conflict of law, rules or provisions (whether of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than California. The parties hereto submit to and consent to the nonexclusive jurisdiction of the courts located in the State of California.

14.13.  RIGHTS CUMULATIVE

Except as otherwise expressly provided in this Agreement or in any Site Agreement, all rights and remedies conferred by this Agreement, by any other instrument, or by law are cumulative and may be exercised singularly or concurrently.

14.14.  SEVERABILITY

If any one or more of the provisions of this Agreement for any reason shall be held to be invalid, illegal, or unenforceable in any respect by any law or regulation of any government or by any court, such provision shall not affect any other provision, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never existed, except in those instances where removal or elimination of such provision would result in a failure of consideration under this Agreement.

14.15.  ENTIRE AGREEMENT

This Agreement and each Site Agreement, including all Exhibits, constitutes the entire Agreement between the parties pertaining to the subject matter of this Agreement. This Agreement supersedes all prior agreements and understandings between the parties, written or oral, with respect to such subject matter. No representations or statements of any kind made by any representative of Netgear which are not stated in this Agreement shall be binding on Netgear. No course of dealing or course of performance shall be relevant to explain or supplement any term expressed in this contract.

                            CONFIDENTIAL INFORMATION
                                    Page 18

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  Commission pursuant to
  a request for confidential
  treatment.


New Celestica AgmtV25

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  and filed separately with
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  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

                          EXHIBIT 1: STATEMENT OF WORK

The following Statement of Work (SOW) is for the Netgear Operations. Netgear enters into this contract with Celestica with the understanding that Celestica will commit the proper mixture of resources and display the attributes of continuous improvement, initiative, innovation, accountability, responsibility, and integrity in support of Netgear business goals. All functions described in this statement of work will be performed at a level of good manufacturing practices with the goal of being "best in class". All functions performed by Celestica will be subject to Audit by Celestica's own Quality System and internal corrective action procedures. There are nine (9) KEY AREAS OF THIS SOW. Each Key Area contains detailed information about Netgear's requirements. The Key Areas are:

o    Business Management Procedures & Reporting

o    Information Systems Integration

o    Planning and Purchasing Management

o    Inventory Management

o    Product Testing and Inspection

o    Product Fulfillment and Logistics

o    Returns Processing

o    Supplier Performance Management

o    Supplier Product Quality Program and Management

KEY AREAS IN DETAIL:

BUSINESS MANAGEMENT PROCEDURES & REPORTING - We intend to mutually plan for and make corporate-wide business decisions. To manage the technical and business changes, Netgear and Celestica shall:

o Provide dedicated Program Management personnel whose goal is to provide consistent and efficient responses to program requirements.

o Possess a strong support organization which can be drawn upon in support of Netgear business needs on a worldwide basis.

o    Provide Netgear Functional Organizational Chart.

o Provide Job Descriptions, Roles and Responsibilities for all Netgear Program personnel.

o    Conduct quarterly business reviews for each business management team.

o Create a process to communicate about and resolve issues promptly and to drive continuous improvement of the day-to-day operations.

o    Provide general reporting which supports Netgear's Operations Goals:

-    Warranty Return Rate @ < .5% CY98, <.2% CY99

        -   Product return activity reports

        -   Returned product test yield reports

        -   Defects per Million on returned product

        - Pareto of Defects on returned product Warranty and non-warranty receipts activity

-    Incoming Inspection Test DOA Units @ < 1% CY1999, < .5 % CY2000

        -   Incoming Defects per Million by Product

        -   Incoming Defects per Million by Supplier

        -   Pareto of Defects by Product by Supplier

-    Purchase order receipt reports by supplier by product

        -   On time receipts by supplier by product

        -   Product lead-time reports.

-    Shipping Errors @ < 1% CY1999, < .5 % CY2000


                            CONFIDENTIAL INFORMATION

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  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

-    Value of shipments at standard cost reports.

-    Shipment activity reports.

-    On Time Shipment @ 98% (Actual Ship Date Vs Scheduled Ship Date).

-    Order Fulfillment Lead-time @ 95% 5 Days ARO (After Receipt of Order).

-    Inventory Variance @ $500 per $Million.

-    Inventory Turns @ 12.

        - Separate Turns calculations for IC inventory and Product inventories.

        -   On hand Inventory by item by location.

        - Inventory aging reports by item to track slow moving and excess inventory.

BUSINESS MANAGEMENT PROCEDURES & REPORTING (CONTINUED)

o Provide additional reporting required determining root cause for management action in support of Operations Goals. This additional reporting may include activity levels, cost per activity, productivity, cycletime, process quality, accuracy, or any other measurement determined to be a key measurement by Netgear management.

o Reports will require information sorted by customer, supplier, product, inventory location, or activity, as applicable.

o Produce reports which enable Supplier to benchmark performance to Good Manufacturing Practice (GMP), Best -in-Class, and World-Class Manufacturing
     (WCM).

o    Prepare and participate in Quarterly performance review.

o    Produce both hard and soft (electronic) files of reports.

INFORMATION SYSTEMS INTEGRATION - Netgear will provide the database platform for the control of Sales and Inventory. This database will be installed at Netgear, with access provided to the supplier at the supplier's location(s). The supplier will be required to:

o Maintain the data integrity of all transactions associated with the receipt, storage, transfer, issue, and shipment of materials and products.

o The supplier will work with Netgear to ensure proper separation of duties, password access over system functionality, etc. in order to comply with proper internal controls and financial audit requirements.

o The supplier will provide on-going systems support for the Netgear database as required.

                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

PLANNING AND PURCHASING, MANAGEMENT - Planning and Purchasing Management is defined as the management of all controlled activities associated with the requirements planning and purchase of Netgear material and product. Requirements are:

o Maintain inventory levels per Netgear forecasts by use of material requirements planning (MRP) and order action (purchase orders) while achieving 12 inventory turns.

o Issue Purchase Orders to Netgear suppliers within 5 business days of receipt of Build Plan.

o Product or item due dates on purchase orders issued will reflect the actual requested and confirmed delivery date for the product or item ordered on the purchase order.

o Provide purchase order history reports detailing purchase order number, purchase order date, product, supplier name, due date, quantity ordered, unit price, and extended value.

o Provide hard copy of all purchase orders issued to Netgear suppliers to Netgear within 10 business days of issue to Netgear suppliers. If at any time a change order is issued to an existing purchase order, a hard copy of the changed purchase order will be provided to Netgear within 10 business days of issue to Netgear suppliers.

o Provide open purchase order reports to Netgear on a weekly basis. The content of the open purchase order report will contain the purchase order number, purchase order date, product, supplier name, due date, quantity ordered, unit price, and extended value.

o Provide purchase order receipts report to Netgear on a weekly basis. The content of the purchase order receipts report will contain the product ordered, supplier name, purchase order number, issue date of purchase order, due date, date received, receipt quantity, unit price, and extended value of quantity received.

o Engage in daily communications with suppliers if necessary to manage on time delivery of products or items ordered. Expedite or reschedule orders as required to satisfy fluctuations in demand for Netgear products and to achieve inventory plans.

o    Measure on time delivery performance of suppliers.

o    Measure actual lead-time performance of suppliers.

o On a daily basis, provide accurate reporting of product availability against product demand (available-to-promise report) to include the following information:

-    Total quantity on hand by product by location.

-    Total quantity of booked orders by product by location.

- Total quantity of products "drop-shipped" (in-transit to a location but not received against an open purchase order) by product by destination location.

- Total quantity of products in inventory but in-transit between locations (received off purchase orders into inventory and shipped from one location to another) by product by destination location.

- Net product available versus total demand (total on hand versus total ordered) by product by location.

- A "remarks" section for each product or item where information concerning delivery schedules and any relevant actions being taken to satisfy product demand are noted.

o Report on a daily basis the status of all inbound materials in-transit to inventory locations. Report will detail product, quantity shipped, supplier invoice number, forwarding information, and estimated arrival date at destination.

o Schedule production of bundled products or conversion of products from one version to another version on a daily basis to satisfy product demand.

o Provide activity reports on a monthly basis to Netgear for use in monthly forecast creation and master product planning purposes.

                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

INVENTORY MANAGEMENT - Inventory Management is defined as the management of all controlled activities associated with the receipt, storage, security, transfer, accuracy, and shipment of Netgear material and product. The requirements for Inventory Management apply to materials and products controlled by Celestica in Celestica's SAP Inventory System and Netgear's SunSystem Inventory System. Requirements are:

o    First - In, First - Out (FIFO) process control.

o    Lot tracking process for material purge / stop shipment requirements.

o    Bar-Code / Auto - Identification processes.

o Bin storage and ESD (Electro-Static Discharge) protection for handling and storage of LC.'s.

o Assume financial responsibility for loss of product or materials owned by Netgear in Netgear's SunSystems inventory locations due to shrinkage, pilferage, transaction error, physical inventory adjustment, or any damage to Netgear product caused by Celestica personnel.

o Perform all inventory transactions in both Celestica's SAP and Netgear's SunSystems databases.

o Develop procedures to control and ensure that inventory transactions on Celestica's SAP and Netgear's SunSystem are performed in the proper sequence for inventory reconciliation between the two systems.

o Establish procedures to ensure inventory transactions performed by Celestica personnel in both Celestica's SAP and Netgear's SunSystems reflect actual material or product movements. Ensure source documents are used to perform inventory transactions. Examples of such source documentation are inventory transfer documents, inventory issue documents, inventory receipt documents, material travelers, inventory receipt documents, inventory shipment documents, delivery receipts, cargo receipts, bills of lading, etc., in support of inventory transactions performed on either SAP or SunSystems databases. Maintain records of all source documents used for inventory transactions in a manner that facilitates internal or external audit requirements.

o Provide support from qualified personnel to audit compliance to financial period end for proper revenue recognition.

o Maintain inventory accuracy through management of cycle-count program, including ABC count criteria and count frequency.

o Perform Physical Inventories as directed for both SAP and SunSystems. Provide proper oversight and audit of physical inventories to comply with reporting requirements from internal or external auditors.

o    Inventory accuracy to be maintained at $500 per $Million.

o    Perform incoming quality control (IQC) on all products.

o Establish and maintain controlled inventory locations to segregate materials and products by condition, type, status, or other attributes as agreed. Examples are:

- By condition: Maintain separate inventory locations for goods returned from customers, whether returned as unsold products (stock rotations) or defective product (warranty returns) until product is dispositioned.

- By Type: Raw materials such as integrated circuits, power supplies, packaging material, etc. should be maintained in separate inventory locations from completed products (finished goods).

- By status: Establish and maintain separate inventory locations for materials and products undergoing incoming inspection.

o On a weekly basis, provide to Netgear inventory reports detailing quantity on hand by product, unit cost, extended value, by location. Reports may also detail inventory aging to identify slow moving or excess inventory for disposition.

o On a monthly basis, provide inventory reports to Netgear to support monthly forecast creation, master product planning, and standard cost setting processes.

                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

PRODUCT TESTING AND INSPECTION - Celestica shall manage the testing and inspection of all products received from Netgear suppliers. Product testing will be performed in conformance to Netgear specification. Product inspection will be performed to standards and practices as contained in Celestica's quality control procedures. Requirements are:

o Perform required tests on all products received in conformance to Netgear approved process and specification.

o    Perform preventative maintenance on all test equipment as required.

o Ensure test equipment calibration between Celestica equipment and supplier equipment per specification.

o Ensure correct revisions of all test programs are used in the test process for all products.

o Manage the formal release process through Celestica document control procedures for the release or change to test equipment and test programs.

o Initiate required actions with suppliers when test equipment or test results indicate nonconformance to specification.

o Maintain adequate authenticated documents on preventative maintenance and calibration of all test equipment.

o Celestica shall not place into service and test equipment or program until written approval of the test equipment or program has been received from Netgear.

o Maintain and submit to Netgear on a monthly basis the list of all test equipment, detailing Netgear owned or Celestica owned, with adequate description of equipment.

o For all Netgear owned equipment, Celestica will ensure such equipment is properly identified per Netgear fixed asset requirements.

o Celestica shall maintain adequate authenticated inspection procedures covering but not limited to the following processes:

-    Documented inspection procedures

-    Sampling plans

-    Use of defect codes

-    Workmanship standards

-    Cosmetic standards

-    International standards

-    First article approvals

-    Ship-to-Stock program

-    Training and certification of inspection personnel

o Provide product functional test and inspection yields and pareto of defects report to Netgear on a monthly basis.

o    Maintain adequate authenticated inspection and test documents.


                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

PRODUCT FULFILLMENT AND LOGISTICS - Fulfillment is defined as the process of assembling, picking, packaging, inspecting, and shipping Netgear products to Netgear customers. Logistics is defined as the management of inbound and outbound transportation, customs, material classifications in compliance with international import and export regulations, and compliance to export controls. Requirements are:

o    Ship the same day on Netgear customer orders received by Noon.

o    Order consolidation process (multiple orders, same destination)

o    Provide partial shipments of orders, as needed.

o Pick, pack, and ship orders to Netgear customers in less than case pack quantities if required.

o Ensure all shipments are audited for accuracy prior to delivery to transportation providers. Shipment audits must be performed by authorized Quality Control personnel.

o Follow customer routing for all outbound customer shipments. Ship using customer's shipping account numbers.

o    Manage carrier dispatching, airline flight or ocean booking activity.

o Handle international customs documentation, including the preparation of Shipper's Letter of Instructions, Cargo Receipts, Bills of Lading, Commercial Invoices, Certificates of Origin, etc. as required by the customs agencies of the origin and destination countries.

o Handle all documentation as required for shipments tendered on Letter of Credit, Sight Draft, etc.

o In support of resolution of delivery disputes between Netgear and Netgear customers, investigate disputed claims and provide proof of delivery documentation or other information to Netgear as required to resolve such disputes.

o Provide documentation to Netgear in support of all shipments on a daily basis. Maintain shipment activity logs and all source documentation required by internal or external auditors in compliance with proper revenue recognition requirements.

o    Prepare and submit to Netgear Shipment accuracy reports on a monthly basis.

o    Prepare and submit to Netgear On Time Shipment reports on a monthly basis.

o Prepare and submit to Netgear Order Fulfillment Lead-time reports on a monthly basis.

o Traffic and Customs expertise for cost control, import and export compliance (record retention, ECCN, H.T.S.U.S. classification, etc.)

o Manage mode selection (Airfreight or Seafreight) and enforce Netgear routing instructions.

o Demonstrate proper control of all negotiable documents required for inbound customs clearance.

o    Negotiate freight costs with transportation providers as required.

o Perform Landed Cost Analysis for use in determining accurate product unit price adjustments in support of changes in terms of sale with Suppliers.

                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

RETURNS PROCESSING - Returns processing is defined as the management of the receipt, verification, inspection, testing, disposition, re-packaging, and reporting of product returns from Netgear customers. Netgear issues two basic types of authorizations to it's customers: Warranty return authorizations for defective products and Stock Rotation returns for unsold slow moving products from customer inventory. Celestica will maintain proper separation of warranty and stock rotation products throughout the following functions:

o    Physically receive shipments of returned products from Netgear customers.

o Verify returned products are received in good physical condition, noting any and all shipping damage on commercial documents (cargo receipts, bills of lading, delivery receipts, etc.) prior to signing delivery documents.

o Upon acceptance, verify valid return material authorization (RMA) exists for returned products.

o    Report any unauthorized returns to Netgear on date of receipt.

o Verify returned goods received match product and quantity authorized on Netgear return material authorization.

o    Verify

o Report any discrepancy between product and quantity received and product and quantity authorized on date of receipt.

o Complete Netgear Returned Material Receipt Report (RMRR) and fax to Netgear on date of receipt.

o Prepare and submit to Netgear a daily return material receipts report, detailing the customer name, RMA number, product and quantity, and value on the date of receipt. If no receipt activity occurs on any given day, the return receipts report will still be sent, noting "No Receipts".

o In support of resolution of delivery disputes on returned products between Netgear and Netgear customers, investigate disputed claims and provide proof of delivery documentation or other information to Netgear as required to resolve such disputes.

o    Perform incoming inspection on all returned products per agreed processes.

o    Perform functional test on all warranty defective product returns.

o Provide returned product functional test and inspection yields and pareto of defects report to Netgear on a monthly basis.

o Maintain separate inventory locations for product receipt, work in process test, inspection or test failure products, inspection or test accepted products, and refurbished products per agreed process.

o Establish procedures to ensure inventory transactions performed within or between established returned product inventory locations by Celestica personnel in Netgear's SunSystems reflect actual material or product movements. Ensure source documents are used to perform inventory transactions. Examples of such source documentation are inventory transfer documents, inventory issue documents, inventory receipt documents, material travelers, inventory receipt documents, inventory shipment documents, delivery receipts, cargo receipts, bills of lading, etc., in support of inventory transactions performed on Netgear's SunSystems database. Maintain records of all source documents used for inventory transactions in a manner that facilitates internal or external audit requirements.

o Arrange for timely disposition and return to original manufacturer all inspection or test failure products which are still under manufacturer's warranty.

o    Refurbish products per agreed process as directed by Netgear.

                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

SUPPLIER PERFORMANCE MANAGEMENT-- Celestica will provide dedicated management personnel to Netgear in support of the Supplier Performance Management requirements below.

LOGISTICS

o Ensure Suppliers provide Advice of Shipment notifications on date of shipment to Celestica and Netgear personnel for all supplier shipments of product and materials.

o Measure and report monthly on number of shipments advised Vs. number of shipments.

o Ensure Suppliers provide forwarding information and adequately authentic documentation that will meet import/export customs requirements, ensure smooth customs clearances, and assure proper accounts payable aging.

o Measure and report monthly on number of conforming shipments Vs. number of shipments.

o Resolve any issues with Suppliers that delay or could potentially delay the receipt of Netgear products into Celestica's Distribution Centers.

o Monitor and report on each Supplier's ability to manage shipment scheduling to meet expected levels of service and transit times. Initiate corrective actions as required with suppliers to ensure predictable levels of service for all transportation modes.

o Ensure Suppliers conform to good practice in consolidating shipments to minimize cost.

DELIVERY

o Engage in daily communications with suppliers if necessary to manage on time delivery of products or items ordered. Expedite or reschedule orders as required to satisfy fluctuations in demand for Netgear products and to achieve inventory plans.

o    Measure and report monthly the on time delivery performance of suppliers.

o    Measure and report monthly the actual lead-time performance of suppliers.

o Measure and report monthly the accuracy of Suppliers commitments (Actual Vs. Advised)

o    Report monthly purchase order receipts by supplier by product.

QUALITY

o    Measure and report monthly Incoming Defects per Million by Product

o    Measure and report monthly Incoming Defects per Million by Supplier

o    Measure and report monthly Pareto of Defects by Product by Supplier

o    Measure and report monthly Supplier Corrective Actions issued.

o    Measure and report monthly Supplier Corrective Action Aging Report

o    Measure and report monthly Supplier Ship-to-Stock Status by product.

o    Measure and report monthly Cost of Quality by Supplier.


                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

SUPPLIER PRODUCT QUALITY PROGRAM AND MANAGEMENT - Celestica agrees to adopt the product quality assurance requirements, perform quality control tests, and provide the quality control functions described below. Celestica will provide dedicated Quality management personnel to Netgear in support of the quality assurance program requirements. When deemed appropriate and by mutual consent, additional resources can be drawn upon from Celestica's Corporate Quality Organization in support of Netgear business needs on a worldwide basis. Celestica's Product Quality Management Program will use adequately authenticated methods to mange Product Quality Assurance, Document Control, and Supplier Quality Engineering efforts. Celestica's Product Quality Management Program will encompass, but not be limited to, the attributes of the Product Quality Program Requirements as follows.

PRODUCT QUALITY ASSURANCE

O    QUALITY PLANNING

-    Internal Procedure

-    Workmanship Standards

-    Customer Requirements

-    International Standards

-    First Article Approval

-    Process Release

-    New Product Introduction / Process Verification Test Approval

-    Quality Stamp/Lot Label Control

-    Quality Training Program

o    CUSTOMER QUALITY IMPROVEMENT

-    Customer Interface

- Closed Loop Corrective Action (CLCA) Feedback: Problem Discovery / Root Cause Investigation / Determine Corrective Action / Implement Corrective Action / Verify Effectiveness of Corrective Action / Closure Requirements / Management Reporting

-    Material Review Board

-    Statistical Process Control

-    Cost of Quality Metrics and Reporting

-    Material Traceability

o    AUDIT AND DATA ANALYSIS

-    ISO System Audit

-    Process Audit

-    Product Audit

-    Material Audit

-    ESD Audit

-    Data Analysis and Reporting


DOCUMENT CONTROL

o    Document Center

o    Document Transfer procedures

o    Specification Library

o    ECO Management

o    Quality Manual


                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


STATEMENT OF WORK BETWEEN CELESTICA AND NETGEAR, INC.
--------------------------------------------------------------------------------

SUPPLIER QUALITY ENGINEERING

o    Supplier Engineering - Supplier Survey

-    Supplier Qualification / Disqualification

-    Supplier Audits

-    New Product Readiness

-    Component Approval

-    Approved Vendor List (AVL) Management

-    AVL Change Approval

-    Supplier Rating

-    Supplier Performance Management and Reporting

-    Supplier Closed Loop Corrective Action Process

-    Suppler Certification Process and Criteria

o    INCOMING QUALITY CONTROL

-    Inspection Procedures

-    Qualified Personnel

-    First Article Approval

-    Tooling Approval: Conditional, first shots, texturing.

-    Functional Test Process

- Test Equipment and Test Programs Qualification, Calibration, Preventative Maintenance

-    Equipment Lock-Out Controls

-    Mechanical, Cosmetic, and Workmanship Standards

-    Source Inspections

-    Statistical AQL Sampling Plans

-    Use of Defect Codes

-    Ship-to-Stock Qualification, Measurement, and Reporting

o    SUPPLIER PERFORMANCE REPORTING

-    Incoming Defects per Million (DPM) by product, by supplier

-    Pareto of Defects

-    On Time Delivery

- Supplier Corrective Action Status Report: Quantity of Corrective Actions issued, status of open actions, age of corrective actions, duration until closure.

-    Cost of Quality by Supplier.

-    Warranty return rate by supplier, by product.

-    Returned product Defects per Million by Supplier, by product.

-    Returned product Dead On Arrival (DOA) rate, by supplier, by product.

-    Returned product pareto of defects by supplier, by product.



                            CONFIDENTIAL INFORMATION

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.



                          EXHIBIT 2: LIST OF PRODUCTS

PRODUCT                       PRODUCT DESCRIPTION
-------                       -------------------
DB104AU                       DUAL SPEED STARTER KIT
DB104CC                       DUAL SPEED STARTER KIT
DB104FR                       DUAL SPEED STARTER KIT
DBI04GE                       DUAL SPEED STARTER KIT
DBI04GR                       DUAL SPEED STARTER KIT
DBI04JP                       DUAL SPEED STARTER KIT
DBI04NA                       DUAL SPEED STARTER KIT
DB104UK                       DUAL SPEED STARTER KIT
DS104AU                       4 PORT DUAL SPEED 10/100 HUB
DS104FR                       4 PORT DUAL SPEED 10/100 HUB
DS104GE                       4 PORT DUAL SPEED 10/100 HUB
DS104GR                       4 PORT DUAL SPEED 10/100 HUB
DS104JP                       4 PORT DUAL SPEED 10/100 HUB
DS104NA                       4 PORT DUAL SPEED 10/100 HUB
DS104UK                       4 PORT DUAL SPEED 10/100 HUB
DS106AU                       6 PORT SLIM DUAL SPEED HUB
DS106FR                       6 PORT SLIM DUAL SPEED HUB
DS106GE                       6 PORT SLIM DUAL SPEED HUB
DS106GR                       6 PORT SLIM DUAL SPEED HUB
DS106JP                       6 PORT SLIM DUAL SPEED HUB
DS106NA                       6 PORT SLIM DUAL SPEED HUB
DS106UK                       6 PORT SLIM DUAL SPEED HUB
DS108AU                       8 PT SLIM 10/100 HUB AU MOQ 12
DS108FR                       8PT SLIM 10/100 HUB EU MOQ 12
DS108GE                       8PT SLIM 10/100 HUB EU MOQ 12
DS108GR                       8PT SLIM 10/100 HUB EU MOQ 12
DS108JP                       8PT SLIM 10/100 HUB JP MOQ 12
DS108NA                       8PT SLIM 10/100 HUB NA MOQ 12
DS108UK                       8 PT SLIM 10/100 HUB UK MOQ 12
DS116AU                       16 PORT SLIM DUAL SPEED HUB
DS116FR                       16 PORT SLIM DUAL SPEED HUB
DS116GE                       16 PORT SLIM DUAL SPEED HUB
DS116GR                       16 PORT SLIM DUAL SPEED HUB
DS116JP                       16 PORT SLIM DUAL SPEED HUB
DS116NA                       16 PORT SLIM DUAL SPEED HUB
DS116UK                       16 PORT SLIM DUAL SPEED HUB
DS309AU                       9PT DUAL SPEED HUB W/UPLINK
DS309FR                       9PT DUAL SPEED HUB W/UPLINK
DS309GE                       9PT DUAL SPEED HUB W/UPLINK
DS309GR                       9PT DUAL SPEED HUB W/UPLINK
DS309JP                       9PT DUAL SPEED HUB W/UPLINK
DS309NA                       9PT DUAL SPEED HUB W/UPLINK
DS309UK                       9PT DUAL SPEED HUB W/UPLINK
DS508AU                       8 PT D-SPD STACK HUB MOQ 6
DS508GE                       8PT D-SPD STACK HUB MOQ 6
DS508JP                       8PT D-SPD STACK HUB MOQ 6
DS508NA                       8PT D-SPD STACK HUB MOQ 6
DS508UK                       8 PT D-SPD STACK HUB MOQ 6
DS516AU                       16 PT D-SPD STACK HUB MOQ 6
DS516GE                       16 PT D-SPD STACK HUB MOQ 6
DS516JP                       16 PT D-SPD STACK HUB MOQ 6
DS516NA                       16 PT D-SPD STACK HUB MOQ 6
DS516UK                       16 PT D-SPD STACK HUB MOQ 6
DS524AU                       24 PT D-SPD STACK HUB MOQ 6
DS524GE                       24 PT D-SPD STACK HUB MOQ 6
DS524JP                       24 PT D-SPD STACK HUB MOQ 6
DS524NA                       24 PT D-SPD STACK HUB MOQ 6
DS524UK                       24 PT D-SPD STACK HUB MOQ 6
EA101C                        USB ETHERNET ADAPTER
EA20110                       10-PK 10MBPS ISA CARD MOQ 1
EA20150                       50-PACK 10MBPS ISA CARD
EA201C                        10 MBPS ISA CARD MOQ 40
EA201CFR                      10 MBPS ISA CARD MOQ 40
EA201CGR                      10 MBPS ISA CARD MOQ 40
EB104AU                       NETWORK STARTER KIT ISA
EB104FR                       NETWORK STARTER KIT ISA
EB104GE                       NETWORK STARTER KIT ISA

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 2: LIST OF PRODUCTS

PRODUCT                       PRODUCT DESCRIPTION
-------                       -------------------
EB104NA                       NETWORK STARTER KIT ISA
EB104UK                       NETWORK STARTER KIT ISA
EN104AU                       4 PT 10BASE-T HUB AU MOQ 10
EN104GE                       4 PT 10BASE-T HUB EU MOQ 10
EN104JP                       4 PT 10BASE-T HUB JP MOQ 10
EN104NA                       4 PT 10BASE-T HUB NA MOQ 10
EN104TPAU                     4 PT 10BASE-T HUB AU MOQ 10
EN104TPGE                     4 PT 10BASE-T HUB EU MOQ 10
EN104TPGR                     4 PT 10BASE-T HUB GERMAN
EN104TPJP                     4 PT 10BASE-T HUB JP MOQ 10
EN104TPNA                     4 PT 10BASE-T HUB NA MOQ 10
EN104TPUK                     4 PT 108ASE-T HUB UK MOQ 10
EN104UK                       4 PT 10BASE-T HUB UK MOQ 10
EN106TPAU                     6 PT 10BASE-T HUB AU MOQ 12
EN106TPGE                     6 PT 10BASE-T HUB EU MOQ 12
EN106TPJP                     6 PT 10BASE-T HUB JP MOQ 12
EN106TPNA                     6 PT 10BASE-T HUB NA MOQ 12
EN106TPUK                     6 PT 108ASE-T HUB UK MOQ 12
EN108AU                       8PT 10B-T HUB AUI BNC MOQ 10
EN108GE                       8PT 10B-T HUB AUI BNC MOQ 10
EN108JP                       8PT 10B-T HUB AUI BNC MOQ 10
EN108NA                       8PT 10B-T HUB NA MOQ 10
EN108TPAU                     8 PT 10BASE-T HUB AU MOQ 10
EN108TPGE                     8 PT 10BASE-T HUB EU MOQ 10
EN108TPJP                     8 PT 10BASE-T HUB JP MOQ 10
EN108TPNA                     8 PT 10BASE-T HUB NA MOQ 10
EN108TPUK                     8 PT 10BASE-T HUB UK MOQ 10
EN108UK                       8 PT 10BASE-T HUB UK MOQ 10
EN116AU                       16PT 10BASE-T HUB AU MOQ 10
EN116GE                       16PT 10BASE-T HUB EU MOQ 10
EN116JP                       16 PT 10BASE-T HUB JP MOQ 10
EN116NA                       16PT 10BASE-T HUB NA MOQ 10
EN116UK                       16 PT 10BASE-T HUB UK MOQ 10
EN308AU                       8PT 10BASE-T HUB AUS MOQ 10
EN308GE                       8 PT 10BASE-T HUB EU MOQ 10
EN308JP                       8 PT 10BASE-T HUB JP MOQ 10
EN308NA                       8PT 10BASE-T HUB NA MOQ 10
EN308TCAU                     8PT 10BASE-T HUB
EN308TCFR                     8PT 10BASE-T HUB
EN308TCGE                     8PT 10BASE-T HUB
EN308TCGR                     8PT 10BASE-T HUB
EN308TCJP                     8PT 10BASE-T HUB
EN308TCNA                     8PT 10BASE-T HUB
EN308TCUK                     8PT 10BASE-T HUB
EN308UK                       8 PT 10BASE-T HUB UK MOQ 10
EN516AU                       16 PT 10BASE-T HUB AU MOQ 5
EN516GE                       16 PT 10BASE-T HUB EU MOQ 5
EN516JP                       16 PT 10BASE-T HUB JP MOQ 5
EN516NA                       16 PT 10BASE-T HUB NA MOQ 5
EN516UK                       16 PT 10BASE-T HUB UK MOQ 5
EN524AU                       24 PT 10BASE-T HUB AU MOQ 6
EN524GE                       24PT 10BASE-T HUB EU MOQ 6
EN524JP                       24 PT 10BASE-T HUB JP MOQ 6
EN524NA                       24 PT 10BASE-T HUB NA MOQ 6
EN524UK                       24 PT 10BASE-T HUB UK MOQ 6
FA31010                       10-PK 10/100 PCI ADPTR MOQ 1
FA31050                       50-PK 10/100 PCI ADPTR MOQ 1
FA310CFR                      10/100 PCI ADPTR&CBL-FRENCH
FA310CGR                      10/100 PCI ADPTR&CBL-GERMAN
FA310JP                       10/100 PCI ADAPTER MOQ 40
FA310TX                       10/100 PCI ADAPTER MOQ 40
FA310TXC                      10/100 PCI ADPTR&CBL MOQ 40
FA310TXGR                     10/100 PCI ADAPTER GERMAN
FA410C                        10/100 PCMCIA CARD MOQ 40
FA410CFR                      10/100 PCMCIA CARD MOQ 40
FA410CJP                      10/100 PCMCIA CARD MOQ 40
FA510C                        10/100 CARDBUS ADAPTER

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.



                          EXHIBIT 2: LIST OF PRODUCTS

PRODUCT                       PRODUCT DESCRIPTION
-------                       -------------------
FB104AU                       4 PORT FE-NET STARTER KIT AU
FB104FR                       4 PT FE STARTER KIT FRENCH
FB104GE                       4 PORT FE-NET STARTER KIT GE
FB104NA                       4 PORT FE-NET STARTER KIT NA
FB104NA-6                     SIX PACK FE-NET STARTER KIT
FB104UK                       4 PORT FE-NET STARTER KIT UK
FB108AU                       8 PORT FE-NET STARTER KIT AU
FB108GE                       8 PORT FE-NET STARTER KIT GE
FB108NA                       8 PORT FE-NET STARTER KIT NA
FB108UK                       8 PORT FE-NET STARTER KIT UK
FE104AU                       4 PT FAST E-NET HUB AU MOQ 8
FE104GE                       4 PT FAST E-NET HUB EU MOQ 8
FE104JP                       4 PT FAST E-NET HUB JP MOQ 8
FE104NA                       4 PT FAST E-NET HUB NA MOQ 8
FE104UK                       4 PT FAST E-NET HUB UK MOQ 8
FE108AU                       8 PT FAST E-NET HUB AU MOQ 8
FE108GE                       8 PT FAST E-NET HUB EU MOQ 8
FE108JP                       8 PT FAST E-NET HUB JP MOQ 8
FE108NA                       8 PT FAST E-NET HUB NA MOQ 8
FE108UK                       8 PT FAST E-NET HUB UK MOQ 8
FE116AU                       16 PT 100BASE-TX FE HUB
FE116GE                       16 PT 100BASE-TX FE HUB
FE116JP                       16 PT 100BASE-TX FE HUB
FE116NA                       16 PT 100BASE-TX FE HUB
FE116UK                       16 PT 100BASE-TX FE HUB
FE508AU                       8PT FE STACK HUB AU MOQ 5
FE508DIS                      DISPLAY MODEL FE508
FE508GE                       8PT FE STACK HUB EU MOQ 5
FE508JP                       8PT FE STACK HUB JP MOQ 5
FE508NA                       8PT FE STACK HUB NA MOQ 5
FE508UK                       8PT FE STACK HUB UK MOQ 5
FE516AU                       16PT FE STACK HUB AU MOQ 5
FE516DIS                      DISPLAY MODEL FE516
FE516GE                       16PT FE STACK HUB EU MOQ 5
FE516JP                       16PT FE STACK HUB JP MOQ 5
FE516NA                       16PT FE STACK HUB NA MOQ 5
FE516UK                       16PT FE STACK HUB UK MOQ 5
FS102AU                       2 PT FAST E-NET SW AU MOQ 10
FS102GE                       2 PT FAST E-NET SW EU MOQ 10
FS102JP                       2 PT FAST E-NET SW JP MOQ 10
FS102NA                       2 PT FAST E-NET SW NA MOQ 10
FS102UK                       2 PT FAST E-NET SW UK MOQ 10
FS104AU                       4 PT FAST E-NET SW AU MOQ 10
FS104GE                       4 PT FAST E-NET SW EU MOQ 10
FS104JP                       4 PT FAST E-NET SW JP MOQ 10
FS104NA                       4 PT FAST E-NET SW NA MOQ 10
FS104UK                       4 PT FAST E-NET SW UK MOQ 10
FS105AU                       5 PT FAST E-NET SWITCH AU
FS105GE                       5 PT FAST E-NET SWITCH GE
FS105JP                       5 PT FAST E-NET SWITCH JP
FS105NA                       5 PT FAST E-NET SWITCH NA
FS105UK                       5 PT FAST E-NET SWITCH UK
FS108AU                       8 PORT 10/100 SWITCH,EXT PWR
FS108GE                       8 PORT 10/100 SWITCH,EXT PWR
FS108JP                       8 PORT 10/100 SWITCH,EXT PWR
FS108NA                       8 PORT 10/100 SWITCH,EXT PWR
FS108UK                       8 PORT 10/100 SWITCH,EXT PWR
FS308AU                       8 PORT 10/100 SWITCH,INT PWR
FS308GE                       8 PORT 10/100 SWITCH,INT PWR
FS308JP                       8 PORT 10/100 SWITCH,INT PWR
FS308NA                       8 PORT 10/100 SWITCH,INT PWR
FS308UK                       8 PORT 10/100 SWITCH,INT PWR
FS508AU                       8 PT FAST E-NET SWH AU MOQ 5
FS508GE                       8 PT FAST E-NET SW EU MOQ 5
FS508JP                       8 PT FAST E-NET SW JP MOQ 5
FS508NA                       8 PT FAST E-NET SW NA MOQ 5
FS508UK                       8 PT FAST E-NET SW UK MOQ 5

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.



                          EXHIBIT 2: LIST OF PRODUCTS

PRODUCT                       PRODUCT DESCRIPTION
-------                       -------------------
FS509AU                       9 PORT SWITCH W/GBIT UPLINK
FS509GE                       9 PORT SWITCH W/GBIT UPLINK
FS509JP                       9 PORT SWITCH W/GBIT UPLINK
FS509NA                       9 PORT SWITCH W/GBIT UPLINK
FS509UK                       9 PORT SWITCH W/GBIT UPLINK
FS516AU                       16 PT FAST E-NET SW AU MOQ 6
FS516GE                       16 PT FAST E-NET SW EU MOQ 6
FS516JP                       16 PT FAST E-NET SW JP MOQ 6
FS516NA                       16 PT FAST E-NET SW NA MOQ 6
FS516UK                       16 PT FAST ENET SW UK MOQ 6
FS518AU                       18PT FAST E-NET SW NA MOQ 5
FS518GE                       18PT FAST E-NET SW NA MOQ 5
FS518JP                       18PT FAST E-NET SW NA MOQ 5
FS518NA                       18PT FAST E-NET SW NA MOQ 5
FS518UK                       18PT FAST E-NET SW NA MOQ 5
FS524AU                       24 PT FAST E-NET SW AU MOQ 6
FS524GE                       24 PT FAST E-NET SW AU MOQ 6
FS524JP                       24 PT FAST E-NET SW AU MOQ 6
FS524NA                       24 PT FAST E-NET SW AU MOQ 6
FS524UK                       24 PT FAST E-NET SW AU MOQ 6
FS562AU                       8 PORT FIBER SWITCH
FS562GE                       8 PORT FIBER SWITCH
FS562JP                       8 PORT FIBER SWITCH
FS562NA                       8 PORT FIBER SWITCH
FS562UK                       8 PORT FIBER SWITCH
FS566AU                       12 PORT FIBER SWITCH
FS566GE                       12 PORT FIBER SWITCH
FS566JP                       12 PORT FIBER SWITCH
FS566NA                       12 PORT FIBER SWITCH
FS566UK                       12 PORT FIBER SWITCH
GA620                         1GBPS PCI FIBER CARD
GA620JP                       1GBPS PCI FIBER CARD
GS504AU                       GIGABIT FIBERSWT 4PT
GS504GE                       GIGABIT FIBERSWT 4PT
GS504JP                       GIGABIT FIBERSWT 4PT
GS504NA                       GIGABIT FIBERSWT 4PT
GS504UK                       GIGABIT FIBERSWT 4PT
LCP100                        CABLE MODEM
ND508AU                       NETWORK DISK DRIVE 8GB
ND508GE                       NETWORK DISK DRIVE 8GB
ND508NA                       NETWORK DISK DRIVE SGB
ND508UK                       NETWORK DISK DRIVE 8GB
ND520AU                       NETWORK DISK DRIVE 20GB
ND520GE                       NETWORK DISK DRIVE 20GB
ND520NA                       NETWORK DISK DRIVE 20GB
ND520UK                       NETWORK DISK DRIVE 20GB
PA101                         10M USB PHONELINE ADAPTER
PA301                         10M PCI PHONELINE ADAPTER
PE102NA                       PHONELINE ETHERNET BRIDGE
PR356NA                       56K ANALOG PHONELINE ROUTER
PS104AU                       PRINT SERVER WITH 4 PT HUB
PS104GE                       PRINT SERVER WITH 4 PT HUB
PS104JP                       PRINT SERVER WITH 4 PT HUB
PS104NA                       PRINT SERVER WITH 4 PT HUB
PS104UK                       PRINT SERVER WITH 4 PT HUB
PS105AU                       PRINT SERVER WITH 5 PT HUB
PS105FR                       PRINT SERVER WITH 5 PT HUB
PS105GE                       PRINT SERVER WITH 5 PT HUB
PS105GR                       PRINT SERVER WITH 5 PT HUB
PS105JP                       PRINT SERVER WITH 5 PT HUB
PS105NA                       PRINT SERVER WITH 5 PT HUB
PS105UK                       PRINT SERVER WITH 5 PT HUB
PS110AU                       10/100 MBPS PRINT SERVER
PS110FR                       10/100 MBPS PRINT SERVER
PS110GE                       10/100 MBPS PRINT SERVER
PS110GR                       10/100 MBPS PRINT SERVER
PS110JP                       10/100 MBPS PRINT SERVER



* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.



                          EXHIBIT 2: LIST OF PRODUCTS

PRODUCT                       PRODUCT DESCRIPTION
-------                       -------------------
PS111NA                       10/100 MBPS PRINT SERVER
PS111UK                       10/100 MBPS PRINT SERVER
RH340NA                       ROUTER HUB
RH348GE                       ROUTER HUB
RH348JP                       ROUTER HUB
RH348NA                       ROUTER HUB
RH348UK                       ROUTER HUB
RM356AU                       56K MODEM/ROUTER W/4PT HUB
RM356GE                       56K MODEM/ROUTER W/4PT HUB
RM356JP                       56K MODEM/ROUTER W/4PT HUB
RM356NA                       56K MODEM/ROUTER W/4PT HUB
RM356UK                       56K MODEM/ROUTER W/4PT HUB
RT210AU                       ISDN ROUTER AU MOQ 1
RT210GE                       ISDN ROUTER EUROPE MOQ 1
RT210JP                       ISDN ROUTER JP MOQ 1
RT210UK                       ISDN ROUTER UK MOQ 1
RT311NA                       ETHERNET ROUTER NA
RT328AU                       ISDN ROUTER AU MOQ 5
RT328GE                       ISDN ROUTER EUROPE MOQ 5
RT328KO                       ISDN ROUTER KOREA MOQ 5
RT328NA                       ISDN ROUTER NA MOQ 5
RT328UK                       ISDN ROUTER UK MOQ 5
RT338NA                       ISDN 10/100 ROUTER NA
SB104                         PARTIAL SB104 W/HUB ONLY
SB104AU                       NTWRK STARTER KIT AU MOQ 5
SB104FR                       NTWRK STARTER KIT FRENCH
SBI04GE                       NTWRK STARTER KIT EU MOQ 5
SB104GR                       NTWRK STARTER KIT GERMAN
SB104NA                       NTWRK STARTER KIT NA MOQ 5
SB104NAR                      PARTIAL SB104 W/2 NIC CARDS
SB104UK                       NTWRK STARTER KIT UK MOQ 5
SW108AU                       8PT 10B-T E-NET SW AU MOQ 10
SW108GE                       8PT 10B-T E-NET SW EU MOQ 10
SW108JP                       8PT 10B-T E-NET SW JP MOQ 10
SW108NA                       8PT 10B-T E-NET SW NA MOQ 10
SW108UK                       8PT 10B-T E-NET SW UK MOQ 10
SW502AU                       2PT 10/100 E-NET SW AU MOQ 5
SW502GE                       2PT 10/100 E-NET SW EU MOQ 5
SW502JP                       2PT 10/100 E-NET SW JP MOQ 5
SW502NA                       2PT 10/100 E-NET SW NA MOQ 5
SW502NAD                      DEMO 2PT 10/100 E-NET SW NA
SW502UK                       2PT 10/100 E-NET SW UK MOQ 5
SW507AU                       7PT 10/100 E-NET SW AU MOQ 5
SW507GE                       7PT 10/100 E-NET SW EU MOQ 5
SW507JP                       7PT 10/100 E-NET SW JP MOQ 5
SW507NA                       7PT 10/100 E-NET SW NA MOQ 5
SW507NAD                      DEMO 7PT 10/100MBPS ENET SW
SW507UK                       7PT 10/100 E-NET SW UK MOQ 5
SW510AU                       10PT 10/100 E-NET SW AU MOQ 5
SW510GE                       10PT 10/100 E-NET SW EU MOQ 5
SW510JP                       10PT 10/100 E-NET SW JP MOQ 5

SW510NA                       10PT 10/100 E-NET SW NA MOQ 5
SW510NAD                      DEMO 10PT 10/100 E-NET SW
SW510UK                       10PT 10/100 E-NET SW UK MOQ 5
SW518AU                       18PT 10/100 E-NET SW AU MOQ 5
SW518GE                       18PT 10/100 E-NET SW EU MOQ 5
SW518JP                       18JP 10/100 E-NET SW JP MOQ 5
SW518NA                       18PT 10/100 E-NET SW NA MOQ 5
SW518UK                       18PT 10/100 E-NET SW UK MOQ 5
XM128GE                       ISDN DIGITAL MODEM EU MOQ 5
XM128JP                       ISDN DIGITAL MODEM AUSTRALIA
XM128KO                       ISDN DIGITAL MODEM KO MOQ 5
XM128NA                       ISDN DIGITAL MODEM NA MOQ 5
XM128SE                       ISDN DIGITAL MODEM SE MOQ 5
XM128UK                       ISDN DIGITAL MODEM UK MOQ 5

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.
                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.
                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]


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
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  asterisk have been omitted
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  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  Commission pursuant to
  a request for confidential
  treatment.

                          EXHIBIT 3 PRODUCT PRICE LIST

                                      [*]



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
* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                          EXHIBIT 3 PRODUCT PRICE LIST

                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  Commission pursuant to
  a request for confidential
  treatment.

                          EXHIBIT 3 PRODUCT PRICE LIST

                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
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  Commission pursuant to
  a request for confidential
  treatment.

                          EXHIBIT 3 PRODUCT PRICE LIST

                                      [*]



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
* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
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  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]


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
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  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]


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
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  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]


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

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
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  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


                          EXHIBIT 3 PRODUCT PRICE LIST


                                      [*]

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.


                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT    MFR                     Cost     ASP        Sep      Oct        Nov       Dec       Jan       Feb       Mar       Apr
DB104                    ASP $                      156000    135200    135200    135200    135200    135200    135200    135200
DB104                    INV $     103      104     396005    261871    127737    117419    107101    107101    107101    107101
---------------------------------------------------------------------------------------------------------------------------------
DB104NA   DELTA        Beg Inv                        8278      3838      2538      1238      1138      1038      1038      1038
DB104NA   DELTA     Build Plan                       -2940         0         0      1200      1200      1300      1300      1300
DB104NA   DELTA         Demand                        1500      1300      1300      1300      1300      1300      1300      1300
DB104NA   DELTA        End Inv                        3838      2538      1238      1138      1038      1038      1038      1038
---------------------------------------------------------------------------------------------------------------------------------

DS104                    ASP $                      328500    328500    328500    328500    328500    328500    328500    328500
DS104                    INV $      70       73     784055    470405    156755    331005    331005    331005    331005    331005
---------------------------------------------------------------------------------------------------------------------------------
DS104NA   DELTA        Beg Inv                           9     11249      6749      2249      4749      4749      4749      4749
DS104NA   DELTA     Build Plan                       15740         0         0      7000      4500      4500      4500      4500
DS104NA   DELTA         Demand                        4500      4500      4500      4500      4500      4500      4500      4500
DS104NA   DELTA        End Inv                       11249      6749      2249      4749      4749      4749      4749      4749
---------------------------------------------------------------------------------------------------------------------------------

DS106                    ASP $                       93600     83200     83200     93600     93600     93600     93600     93600
DS106                    INV $      74      104     -46865     12271     71407     78799     86191     93583    100975    108367
---------------------------------------------------------------------------------------------------------------------------------
DS106NA   DELTA        Beg Inv                         105      -634       166       966      1066      1166      1266      1366
DS106NA   DELTA     Build Plan                         161      1600      1600      1000      1000      1000      1000      1000
DS106NA   DELTA         Demand                         900       800       800       900       900       900       900       900
DS106NA   DELTA        End Inv                        -634       166       966      1066      1166      1266      1366      1466
---------------------------------------------------------------------------------------------------------------------------------

DS108                    ASP $                      665000    665000    665000    598500    598500    598500    598500    598500
DS108                    INV $     101      133      -8651   -310421    192529    444004    444004    444004    444004    444004
---------------------------------------------------------------------------------------------------------------------------------
DS108NA   DELTA        Beg Inv                         279       -86     -3086      1914      4414      4414      4414      4414
DS108NA   DELTA     Build Plan                        4635      2000     10000      7000      4500      4500      4500      4500
DS108NA   DELTA         Demand                        5000      5000      5000      4500      4500      4500      4500      4500
DS108NA   DELTA        End Inv                         -86     -3086      1914      4414      4414      4414      4414      4414
---------------------------------------------------------------------------------------------------------------------------------

DS116                    ASP $                           0         0         0         0         0         0         0         0
DS116                    INV $     128        0     231228    179844    115614    115614    115614    115614    115614    115614
---------------------------------------------------------------------------------------------------------------------------------
DS116NA   DELTA        Beg Inv                         330      1800      1400       900       900       900       900       900
DS116NA   DELTA     Build Plan                        2270         0         0       500       500       500       500       500
DS116NA   DELTA         Demand                         800       400       500       500       500       500       500       500
DS116NA   DELTA        End Inv                        1800      1400       900       900       900       900       900       900
---------------------------------------------------------------------------------------------------------------------------------

DS309                    ASP $                       55500     64750     64750     74000     74000     74000     83250     83250
DS309                    INV $     122      185      69173     57016     75252     69173     63095     57016     44859     32702
---------------------------------------------------------------------------------------------------------------------------------
DS309NA   LITE-ON      Beg Inv                         869       569       469       619       569       519       469       369
DS309NA   LITE-ON   Build Plan                           0       250       500       350       350       350       350       350
DS309NA   LITE-ON       Demand                         300       350       350       400       400       400       450       450
DS309NA   LITE-ON      End Inv                         569       469       619       569       519       469       369       269
---------------------------------------------------------------------------------------------------------------------------------

DS508                    ASP $                       80150     91600     91600     91600     80150     80150     80150     68700
DS508                    INV $     161      229     -43868    -76006    -76006     52546     60580     60580     60580     60580
---------------------------------------------------------------------------------------------------------------------------------
DS508NA   DELTA        Beg Inv                           6      -273      -473      -473       327       377       377       377
DS508NA   DELTA     Build Plan                          71       200       400      1200       400       350       350       300
DS508NA   DELTA         Demand                         350       400       400       400       350       350       350       300
DS508NA   DELTA        End Inv                        -273      -473      -473       327       377       377       377       377
---------------------------------------------------------------------------------------------------------------------------------

DS516                    ASP $                      310500    310500    310500    310500    310500    310500    310500    310500
DS516                    INV $     223      345     377561    288461    310736    221636    221636    221636    221636    221636
---------------------------------------------------------------------------------------------------------------------------------
DS516NA   DELTA        Beg Inv                         929      1695      1295      1395       995       995       995       995
DS516NA   DELTA     Build Plan                        1666       500      1000       500       900       900       900       900
DS516NA   DELTA         Demand                         900       900       900       900       900       900       900       900
DS516NA   DELTA        End Inv                        1695      1295      1395       995       995       995       995       995
---------------------------------------------------------------------------------------------------------------------------------

DS524                    ASP $                      403000    403000    403000    403000    403000    403000    403000    403000
DS524                    INV $     284      403     336860    194845    194845    280054    280054    280054    280054    280054
---------------------------------------------------------------------------------------------------------------------------------
DS524NA   DELTA        Beg Inv                           4      1186       686       686       986       986       986       986
DS524NA   DELTA     Build Plan                        2182       500      1000      1300      1000      1000      1000      1000
DS524NA   DELTA         Demand                        1000      1000      1000      1000      1000      1000      1000      1000
DS524NA   DELTA        End Inv                        1186       686       686       986       986       986       986       986
---------------------------------------------------------------------------------------------------------------------------------

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT     MFR                      COST   ASP        Sep       Oct       Nov      Dec       Jan       Feb       Mar       Apr
EA101C                       ASP$                    70000     70000     70000    70000     70000     70000     70000     70000
EA101C                       INV$     25     35     151867    226057    176597   127137     77677     52947     52947     52947
-------------------------------------------------------------------------------------------------------------------------------
EA101C      LITE-ON       BEG INV                     6141      6141      9141     7141      5141      3141      2141      2141
EA101C      LITE-ON    BUILD PLAN                     2000      5000         0        0         0      1000      2000      2000
EA101C      LITE-ON        DEMAND                     2000      2000      2000     2000      2000      2000      2000      2000
EA101C      LITE-ON       END INV                     6141      9141      7141     5141      3141      2141      2141      2141
-------------------------------------------------------------------------------------------------------------------------------

EA201-10                     ASP$                    15360     12800     12800    12800     12800     12800     12800     12800
EA201-10                     INV$     65    128      57893     51344     44795    38246     31697     25148     18599     12050
-------------------------------------------------------------------------------------------------------------------------------
EA201-10    DLINK         BEG INV                      604       884       784      684       584       484       384       284
EA201-10    DLINK      BUILD PLAN                      400         0         0        0         0         0         0         0
EA201-10    DLINK          DEMAND                      120       100       100      100       100       100       100       100
EA201-10    DLINK         END INV                      884       784       684      584       484       384       284       184
-------------------------------------------------------------------------------------------------------------------------------

EA201C                       ASP$                    56000     56000     56000    56000     56000     56000     56000     56000
EA201C                       INV%      9     14      34034     16074     29544    38524     38524     38524     38524     38524
-------------------------------------------------------------------------------------------------------------------------------
EA201C      DLINK         BEG INV                     2290      3790      1790     3290      4290      4290      4290      4290
EA201C      DLINK      BUILD PLAN                     5500      2000      2000     5500      5000      4000      4000      4000
EA201C      DLINK          DEMAND                     4000      4000      4000     4000      4000      4000      4000      4000
EA201C      DLINK         END INV                     3790      1790      3290     4290      4290      4290      4290      4290
-------------------------------------------------------------------------------------------------------------------------------

EB104                        ASP$                    40500     13500     13500    13500     13500     13500     13500     13500
EB104                        INV$     38     45      19045      7618     -3809    11427     11427     11427     11427     11427
-------------------------------------------------------------------------------------------------------------------------------
EB104NA     DELTA         BEG INV                      900       500       200     -100       300       300       300       300
EB104NA     DELTA      BUILD PLAN                      500         0         0      700       300       300       300       300
EB104NA     DELTA          DEMAND                      900       300       300      300       300       300       300       300
EB104NA     DELTA         END INV                      500       200      -100      300       300       300       300       300
-------------------------------------------------------------------------------------------------------------------------------

EN104                        ASP$                    45600     49400     53200    57000     57000     57000     57000     57000
EN104                        INV$     26     38      54571     85315    113497    75067     36637     36637     36637     36637
-------------------------------------------------------------------------------------------------------------------------------
EB104NA     DELTA         BEG INV                      830      2130      3330     4430      2930      1430      1430      1430
EB104NA     DELTA      BUILD PLAN                     2500      2500      2500        0         0      1500      1500      1500
EB104NA     DELTA          DEMAND                     1200      1300      1400     1500      1500      1500      1500      1500
EB104NA     DELTA         END INV                     2130      3330      4430     2930      1430      1430      1430      1430
-------------------------------------------------------------------------------------------------------------------------------

EN104TP                      ASP$                   336000    252000    252000   252000    252000    252000    252000    252000
EN104TP                      INV$     20     28      78238     39158    -78082   136858    156398    175938    175938    175938
-------------------------------------------------------------------------------------------------------------------------------
EN104TPNA   DELTA         BEG INV                        4      4004      2004    -3996      7004      8004      9004      9004
EN104TPNA   DELTA      BUILD PLAN                    16000      7000      3000     2000     10000     10000      9000      9000
EN104TPNA   DELTA          DEMAND                    12000      9000      9000     9000      9000      9000      9000      9000
EN104TPNA   DELTA         END INV                     4004      2004     -3996     7004      8004      9004      9004      9004
-------------------------------------------------------------------------------------------------------------------------------

EN106TP                      ASP$                    40800     34000     34000    34000     34000     34000     34000     34000
EN106TP                      INV$     25     34      19761     32096     32096    24695     24695     24695     24695     24695
-------------------------------------------------------------------------------------------------------------------------------
EN106TPNA   DELTA         BEG INV                        1       801      1301     1301      1001      1001      1001      1001
EN106TPNA   DELTA      BUILD PLAN                     2000      1500      1000      700      1000      1000      1000      1000
EN106TPNA   DELTA          DEMAND                     1200      1000      1000     1000      1000      1000      1000      1000
EN106TPNA   DELTA         END INV                      801      1301      1301     1001      1001      1001      1001      1001
-------------------------------------------------------------------------------------------------------------------------------

EN108                        ASP$                    46800     46800     52000    52000     52000     52000     52000     52000
EN108                        INV$     39     52      16408     29985     39682    39682     39682     39682     39682     39682
-------------------------------------------------------------------------------------------------------------------------------
EN108NA     DELTA         BEG INV                      423       423       773     1023      1023      1023      1023      1023
EN108NA     DELTA      BUILD PLAN                      900      1250      1250     1000      1000      1000      1000      1000
EN108NA     DELTA          DEMAND                      900       900      1000     1000      1000      1000      1000      1000
EN108NA     DELTA         END INV                      423       773      1023     1023      1023      1023      1023      1023
-------------------------------------------------------------------------------------------------------------------------------

EN108TP                      ASP$                   220000    220000    220000   220000    220000    220000    220000    220000
EN108TP                      INV$     29     40     -29430    -73575    -58860   132435    132435    132435    132435    132435
-------------------------------------------------------------------------------------------------------------------------------
EN108TPNA   DELTA         BEG INV                     1000     -1000     -2500    -2000      4500      4500      4500      4500
EN108TPNA   DELTA      BUILD PLAN                     3500      4000      6000    12000      5500      5500      5500      5500
EN108TPNA   DELTA          DEMAND                     5500      5500      5500     5500      5500      5500      5500      5500
EN108TPNA   DELTA         END INV                    -1000     -2500     -2000     4500      4500      4500      4500      4500
-------------------------------------------------------------------------------------------------------------------------------

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT    MFR                     Cost ASP    Sep    Oct     Nov    Dec    Jan    Feb    Mar    Apr

EN116                     ASP $              51600  51600   51600  51600  51600  51600  51600  51600
EN116                     INV $    59   86   19223  84605   49007  37141  37141  37141  37141  37141
----------------------------------------------------------------------------------------------------
EN116NA    DELTA        BEG INV                924    324    1426    826    626    626    626    626
EN116NA    DELTA     BUILD PLAN                  0   1702       0    400    600    600    600    600
EN116NA    DELTA         DEMAND                600    600     600    600    600    600    600    600
EN116NA    DELTA        END INV                324   1426     826    626    626    626    626    626
----------------------------------------------------------------------------------------------------

EN308                     ASP $              52500  37500   37500      0      0      0      0      0
EN308                     INV $    50   75  -21481   4436  -20484 -20484 -20484 -20484 -20484 -20484
----------------------------------------------------------------------------------------------------
EN308NA    DLINK        BEG INV                269   -431      89   -411   -411   -411   -411   -411
EN308NA    DLINK     BUILD PLAN                  0   1020       0      0      0      0      0      0
EN308NA    DLINK         DEMAND                700    500     500      0      0      0      0      0
EN308NA    DLINK        END INV               -431     89    -411   -411   -411   -411   -411   -411
----------------------------------------------------------------------------------------------------

EN308TC                   ASP $              10350  17250   17250  34500  41400  55200  55200  55200
EN308TC                   INV $    44   69  122650 111552  100455  78260  51626  33870  33870  33870
----------------------------------------------------------------------------------------------------
EN308TCNA  DELTA        BEG INV               2913   2763    2513   2263   1763   1163    763    763
EN308TCNA  DELTA     BUILD PLAN                  0      0       0      0      0    400    800    800
EN308TCNA  DELTA         DEMAND                150    250     250    500    600    800    800    800
EN308TCNA  DELTA        END INV               2763   2513    2263   1763   1163    763    763    763
----------------------------------------------------------------------------------------------------

EN516                     ASP $              55200  46000   46000  46000  46000  46000  46000  46000
EN516                     INV $    88   92   59426  15666  -28094  41922  41922  41922  41922  41922
----------------------------------------------------------------------------------------------------
EN516NA    DELTA        BEG INV               1279    679    179    -321    479    479    479    479
EN516NA    DELTA     BUILD PLAN                  0      0      0    1300    500    500    500    500
EN516NA    DELTA         DEMAND                600    500    500     500    500    500    500    500
EN516NA    DELTA        END INV                679    179   -321     479    479    479    479    479
----------------------------------------------------------------------------------------------------

EN524                     ASP $             106250  87500   87500  87500  87500  87500  87500  87500
EN524                     INV $    95  125   -1810 -11334  -20858  74382  74382  74382  74382  74382
----------------------------------------------------------------------------------------------------
EN524NA    DELTA        BEG INV                 31    -19   -119    -219    781    781    781    781
EN524NA    DELTA     BUILD PLAN                800    600    600    1700    700    700    700    700
EN524NA    DELTA         DEMAND                850    700    700     700    700    700    700    700
EN524NA    DELTA        END INV                -19   -119   -219     781    781    781    781    781
----------------------------------------------------------------------------------------------------

FA31010                   ASP $             142800 142800  142800 151200 151200 151200 159600 159600
FA31010                   INV $   120  168  212219 110363  248168 140321 152304 164287 170278 176270
----------------------------------------------------------------------------------------------------
FA31010    LITE-ON      BEG INV               2021   1771    921    2071   1171   1271   1371   1421
FA31010    LITE-ON   BUILD PLAN                600      0   2000       0   1000   1000   1000   1000
FA31010    LITE-ON       DEMAND                850    850    850     900    900    900   950     950
FA31010    LITE-ON      END INV               1771    921   2071    1171   1271   1371   1421   1471
----------------------------------------------------------------------------------------------------

FA31050   see Sec.02      ASP $             117450 117450  117450 117450 117450 117450 117450 117450
FA31050                   INV $   642  783   94267 254847  158499  62151  62151  62151  62151  62151
----------------------------------------------------------------------------------------------------
FA31050    LITE-ON      BEG INV               297     147    397     247     97     97     97     97
FA31050    LITE-ON   BUILD PLAN                 0     400      0       0    150    150    150    150
FA31050    LITE-ON       DEMAND               150     150    150     150    150    150    150    150
FA31050    LITE-ON      END INV               147     397    247      97     97     97     97     97
----------------------------------------------------------------------------------------------------

FA310 SINGLE              ASP $             800000 800000  900000 900000 900000 900000 900000 900000
FA310 SINGLE              INV $    15   20  117608  42708  417208 641908 641908 641908 641908 641908
----------------------------------------------------------------------------------------------------
FA310TX    LITE-ON      BEG INV             24451    7851   2851   27851  42851  42851  42851  42851
FA310TX    LITE-ON   BUILD PLAN             23400   35000  70000   60000  45000  45000  45000  45000
FA310TX    LITE-ON       DEMAND             40000   40000  45000   45000  45000  45000  45000  45000
FA310TX    LITE-ON      END INV              7851    2851  27851   42851  42851  42851  42851  42851
----------------------------------------------------------------------------------------------------

FA310 TXC                 ASP $              66000  66000   66000  66000  66000  66000  66000  66000
FA310 TXC                 INV $    15   22   26155 -18785  -41255  33645  48625  48625  48625  48625
----------------------------------------------------------------------------------------------------
FA310TXC   LITE-ON      BEG INV              1246    1746  -1254  -2754    2246   3246   3246   3246
FA310TXC   LITE-ON   BUILD PLAN              3500       0   1500   8000    4000   3000   3000   3000
FA310TXC   LITE-ON       DEMAND              3000    3000   3000   3000    3000   3000   3000   3000
FA310TXC   LITE-ON      END INV              1746   -1254  -2754   2246    3246   3246   3246   3246
----------------------------------------------------------------------------------------------------

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT    MFR                      Cost  ASP        Sep       Oct        Nov        Dec        Jan        Feb        Mar        Apr
FA312                      ASP $                       0         0          0          0          0          0          0          0
FA312                      INV $       0    0          0         0          0          0          0          0          0          0
____________________________________________________________________________________________________________________________________
FA312      LITE-ON       Beg Inv                       0         0          0          0          0      10000      10000      10000
FA312      LITE-ON    Build Plan                       0         0          0          0      10000      10000      10000      10000
FA312      LITE-ON        Demand                       0         0          0          0          0      10000      10000      10000
FA312      LITE-ON       End Inv                       0         0          0          0      10000      10000      10000      10000
____________________________________________________________________________________________________________________________________

FA410C                     ASP $                  432000    450000     450000     450000     450000     450000     450000     450000
FA410C                     INV $      44   60       2956   -129404     113256     400036     400036     400036     400036     400036
____________________________________________________________________________________________________________________________________

FA410C     DLINK         Beg Inv                    7267        67      -2933       2567       9067       9067       9067       9067
FA410C     DLINK      Build Plan                       0      4500      13000      14000       7500       7500       7500       7500
FA410C     DLINK          Demand                    7200      7500       7500       7500       7500       7500       7500       7500
FA410C     DLINK         End Inv                      67     -2933       2567       9067       9067       9067       9067       9067
____________________________________________________________________________________________________________________________________

FA510                      ASP $                   94500     94500     113400     113400     157500     157500     189000     189000
FA510                      INV $      39   63     243766    340116     540524     471152     374802     278452     162832      47212
____________________________________________________________________________________________________________________________________

FA510C     AMBICOM       Beg Inv                    5825      6325       8825      14025      12225       9725       7225       4225
FA510C     AMBICOM    Build Plan                    2000      4000       7000          0          0          0          0          0
FA510C     AMBICOM        Demand                    1500      1500       1800       1800       2500       2500       3000       3000
FA510C     AMBICOM       End Inv                    6325      8825      14025      12225       9725       7225       4225       1225
____________________________________________________________________________________________________________________________________

FB104                      ASP $                   64500     64500      64500      64500      64500      64500      64500      64500
FB104                      INV $      85   86     145965     82057      43713      47973      47973      47973      47973      47973
____________________________________________________________________________________________________________________________________

FB104NA    DELTA         Beg Inv                    2463      1713        963        513        563        563        563        563
FB104NA    DELTA      Build Plan                       0         0        300        800        750        750        750        750
FB104NA    DELTA          Demand                     750       750        750        750        750        750        750        750
FB104NA    DELTA         End Inv                    1713       963        513        563        563        563        563        563
____________________________________________________________________________________________________________________________________

FB108                      ASP $                   #REF!     #REF!      #REF!      #REF!      #REF!      #REF!      #REF!      #REF!
FB108                      INV $     117  139      #REF!     #REF!      #REF!      #REF!      #REF!      #REF!      #REF!      #REF!
____________________________________________________________________________________________________________________________________

FB108NA    DELTA         Beg Inv                      11        11         11         11         11         11         11         11
FB108NA    DELTA      Build Plan                       0         0          0          0          0          0          0          0
FB108NA    DELTA          Demand                       0         0          0          0          0          0          0          0
FB108NA    DELTA         End Inv                      11        11         11         11         11         11         11         11
____________________________________________________________________________________________________________________________________

FE104                      ASP $                   22800     22800      34200      34200      28500      28500      28500      28500
FE104                      INV $      47   57      97002    172490     144182     115874      92284      68694      45104      21514
____________________________________________________________________________________________________________________________________

FE104NA    DELTA         Beg Inv                     456      2056       3656       3056       2456       1956       1456        956
FE104NA    DELTA      Build Plan                    2000      2000          0          0          0          0          0          0
FE104NA    DELTA          Demand                     400       400        600        600        500        500        500        500
FE104NA    DELTA         End Inv                    2056      3656       3056       2456       1956       1456        956        456
____________________________________________________________________________________________________________________________________

FE108                      ASP $                  176400    117600     117600     117600      98000      98000      98000      98000
FE108                      INV $      85   98    -120573     32589      58116      83643      83643      83643      83643      83643
____________________________________________________________________________________________________________________________________

FE108NA    DELTA         Beg Inv                     183     -1417        383        683        983        983        983        983
FE108NA    DELTA      Build Plan                     200      3000       1500       1500       1000       1000       1000       1000
FE108NA    DELTA          Demand                    1800      1200       1200       1200       1000       1000       1000       1000
FE108NA    DELTA         End Inv                   -1417       383        683        983        983        983        983        983
____________________________________________________________________________________________________________________________________

FE116                      ASP $                   46250     64750      46250      46250      46250      46250      46250      46250
FE116                      INV $     139  185      56136      7503     -13339      21398      21398      21398      21398      21398
____________________________________________________________________________________________________________________________________

FE116NA    DELTA         Beg Inv                     654       404         54        -96        154        154        154        154
FE116NA    DELTA      Build Plan                       0         0        100        500        250        250        250        250
FE116NA    DELTA          Demand                     250       350        250        250        250        250        250        250
FE116NA    DELTA         End Inv                     404        54        -96        154        154        154        154        154
____________________________________________________________________________________________________________________________________

FE508                      ASP $                   10600     10600      10600      10600      10600      10600      10600      10600
FE508                      INV $     154  212       8806     11896      14986       7261       7261       7261       7261       7261
____________________________________________________________________________________________________________________________________

FE508NA    DELTA         Beg Inv                     107        57         77         97         47         47         47         47
FE508NA    DELTA      Build Plan                       0        70         70          0         50         50         50         50
FE508NA    DELTA          Demand                      50        50         50         50         50         50         50         50
FE508NA    DELTA         End Inv                      57        77         97         47         47         47         47         47
____________________________________________________________________________________________________________________________________

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT      MFR                     COST       ASP       Sep       Oct       Nov      Dec     Jan     Feb      Mar     Apr
FE516                     ASP $                          45750   54900     54900    54900    54900    54900    54900    54900
FE516                     INV $       219      305       29319   77455    103711    64327    46823    40259    40259    40259
-----------------------------------------------------------------------------------------------------------------------------
FE516NA     DELTA       BEG INV                             10     134       354      474      294      214      184      184
FE516NA     DELTA    BUILD PLAN                            274     400       300        0      100      150      180      180
FE516NA     DELTA        DEMAND                            150     180       180      180      180      180      180      180
FE516NA     DELTA       END INV                            134     354       474      294      414      184      184      184
-----------------------------------------------------------------------------------------------------------------------------

FS102                     ASP $                           4300       0         0        0        0        0        0        0
FS102                     INV $        74      86         8167   15525     15525    15525    15525    15525    15525    15525
-----------------------------------------------------------------------------------------------------------------------------
FS102NA     DELTA       BEG INV                             11     111       211      211      211      211      211      211
FS102NA     DELTA    BUILD PLAN                            150     100         0        0        0        0        0        0
FS102NA     DELTA        DEMAND                             50       0         0        0        0        0        0        0
FS102NA     DELTA       END INV                            111     211       211      211      211      211      211      211
-----------------------------------------------------------------------------------------------------------------------------

FS104                     ASP $                          93100   93100         0        0        0        0        0        0
FS104                     INV $       133     133       -40177  -86495    -86495   -86495   -86495   -86495   -86495   -86495
-----------------------------------------------------------------------------------------------------------------------------
FS104NA     DELTA       BEG INV                              7    -301      -648     -648     -648     -648     -648     -648
FS104NA     DELTA    BUILD PLAN                            392     353         0        0        0        0        0        0
FS104NA     DELTA        DEMAND                            700     700         0        0        0        0        0        0
FS104NA     DELTA       END INV                           -301    -648      -648     -648     -648     -648     -648     -648
-----------------------------------------------------------------------------------------------------------------------------

FS105                     ASP $                              0  332500    266000   266000   266000   266000   266000   266000
FS105                     INV $       133     133            0  -66740    -66740   200220   266960   266960   266960   266960
-----------------------------------------------------------------------------------------------------------------------------
FS105NA     LITE-ON     BEG INV                              0       0      -500     -500     1500     2000     2000     2000
FS105NA     LITE-ON  BUILD PLAN                              0    2000      2000     4000     2500     2000     2000     2000
FS105NA     LITE-ON      DEMAND                              0    2500      2000     2000     2000     2000     2000     2000
FS105NA     LITE-ON     END INV                              0    -500      -500     1500     2000     2000     2000     2000
-----------------------------------------------------------------------------------------------------------------------------

FS108                     ASP $                         363000  363000    363000   363000   363000   363000   363000   363000
FS108                     INV $       134     165       587334  291786     -3762   305220   305220   305220   305220   305220
-----------------------------------------------------------------------------------------------------------------------------
FS108NA     DELTA       BEG INV                           2022    4372      2172      -28     2272     2272     2272     2272
FS108NA     DELTA    BUILD PLAN                           4550       0         0     4500     2200     2200     2200     2200
FS108NA     DELTA        DEMAND                           2200    2200      2200     2200     2200     2200     2200     2200
FS108NA     DELTA       END INV                           4372    2172       -28     2272     2272     2272     2272     2272
-----------------------------------------------------------------------------------------------------------------------------

FS308                     ASP $                          41800   52250     52250    52250    62700    62700    62700    62700
FS308                     INV $       159     209       103375   63737     47882    39955    39955    39955    39955    39955
-----------------------------------------------------------------------------------------------------------------------------
FS308NA     DELTA       BEG INV                            852     652       402      302      252      252      252      252
FS308NA     DELTA    BUILD PLAN                              0       0       150      200      300      300      300      300
FS308NA     DELTA        DEMAND                            200     250       250      250      300      300      300      300
FS308NA     DELTA       END INV                            652     402       302      252      252      252      252      252
-----------------------------------------------------------------------------------------------------------------------------

FS508                     ASP $                          88660   88660     80600    80600    72540    72540    72540    72540
FS508                     INV $       271     403        71607   11935    -42313    66183    66183    66183    66183    66183
-----------------------------------------------------------------------------------------------------------------------------
FS508NA     ACCTON      BEG INV                            484     264        44     -156      244      244      244      244
FS508NA     ACCTON   BUILD PLAN                              0       0         0      600      180      180      180      180
FS508NA     ACCTON       DEMAND                            220     220       200      200      180      180      180      180
FS508NA     ACCTON      END INV                            264      44      -156      244      244      244      244      244
-----------------------------------------------------------------------------------------------------------------------------

FS509                     ASP $                          67900   33950     67900    67900    67900    67900    67900    67900
FS509                     INV $       409     679       173285  357195    316326   275457   234588   193719   152850   111981
-----------------------------------------------------------------------------------------------------------------------------
FS509NA     DELTA       BEG INV                            435     424       874      774      674      574      474      374
FS509NA     DELTA    BUILD PLAN                             89     500         0        0        0        0        0        0
FS509NA     DELTA        DEMAND                            100      50       100      100      100      100      100      100
FS509NA     DELTA       END INV                            424     874       774      674      574      474      374      274
-----------------------------------------------------------------------------------------------------------------------------

FS510T                    ASP $                              0       0         0        0        0        0        0        0
FS510T                    INV $         0       0            0       0         0        0        0        0        0        0
-----------------------------------------------------------------------------------------------------------------------------
FS510TNA    DELTA       BEG INV                              0       0         0      100      100      100      100      150
FS510TNA    DELTA    BUILD PLAN                              0       0       300      100       50      100      200      150
FS510TNA    DELTA        DEMAND                              0       0       200      100       50      100      150      150
FS510TNA    DELTA       END INV                              0       0       100      100      100      100      150      150
-----------------------------------------------------------------------------------------------------------------------------


* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT   MFR                   COST  ASP      Sep     Oct     Nov     Dec     Jan     Feb     Mar     Apr
FS516                    ASP $              247950  192850  247950  247950  247950  247950  247950  247950
FS516                    INV $  533   551   -11727  -65030  228137  228137  228137  228137  228137  228137
----------------------------------------------------------------------------------------------------------
FS516NA   DELTA        BEG INV                  10     -22    -122     428     428     428     428     428
FS516NA   DELTA     BUILD PLAN                 418     250    1000     450     450     450     450     450
FS516NA   DELTA         DEMAND                 450     450     450     450     450     450     450     450
FS516NA   DELTA        END INV                 -22    -122     428     428     428     428     428     428
----------------------------------------------------------------------------------------------------------

FS518                    ASP $                   0       0       0       0       0       0       0       0
FS518                    INV $  676     0   135168  168960  168960  101376   67584   67584   67584   67584
----------------------------------------------------------------------------------------------------------
FS518NA   DELTA        BEG INV                  59     200     250     250     150     100     100     100
FS518NA   DELTA     BUILD PLAN                 241     150     100       0      50     100     100     100
FS518NA   DELTA         DEMAND                 100     100     100     100     100     100     100     100
FS518NA   DELTA        END INV                 200     250     250     150     100     100     100     100
----------------------------------------------------------------------------------------------------------

FS518T                   ASP $                   0       0       0       0       0       0       0       0
FS518T                   INV $    0     0        0       0       0       0       0       0       0       0
----------------------------------------------------------------------------------------------------------
FS518TNA  DELTA        BEG INV                   0       0       0     100     100     100     100     100
FS518TNA  DELTA     BUILD PLAN                   0       0     250     100      50     100     100     100
FS518TNA  DELTA         DEMAND                   0       0     150     100      50     100     100     100
FS518TNA  DELTA        END INV                   0       0     100     100     100     100     100     100
----------------------------------------------------------------------------------------------------------

FS524                    ASP $              319000  223300  255200  255200  255200  287100  287100  287100
FS524                    INV $  393   638    78578  174836   96258  174836  174836  174836  174836  174836
----------------------------------------------------------------------------------------------------------
FS524NA   DELTA        BEG INV                 700     200     445     245     445     445     445     445
FS524NA   DELTA     BUILD PLAN                   0     595     200     600     400     450     450     450
FS524NA   DELTA         DEMAND                 500     350     400     400     400     450     450     450
FS524NA   DELTA        END INV                 200     445     245     445     445     445     445     445
----------------------------------------------------------------------------------------------------------

FS562                    ASP $               37700   37700   37700   37700   37700   37700   37700   37700
FS562                    INV $  486   754    28698   78797   54477   30157    5837  -18483  -42803  -67123
----------------------------------------------------------------------------------------------------------
FS562NA   DELTA        BEG INV                 109      59     162     112      62      12     -38     -88
FS562NA   DELTA     BUILD PLAN                   0     153       0       0       0       0       0       0
FS562NA   DELTA         DEMAND                  50      50      50      50      50      50      50      50
FS562NA   DELTA        END INV                  59     162     112      62      12     -38     -88    -138
----------------------------------------------------------------------------------------------------------

FS566                    ASP $               13572   13572   13572   13572   13572   13572   13572   13572
FS566                    INV $  741  1,131  287322  278436  269549  260663  251777  242891  234004  225118
----------------------------------------------------------------------------------------------------------
FS566NA   DELTA        BEG INV                 400     388     376     364     352     340     328     316
FS566NA   DELTA     BUILD PLAN                   0       0       0       0       0       0       0       0
FS566NA   DELTA         DEMAND                  12      12      12      12      12      12      12      12
FS566NA   DELTA        END INV                 388     376     364     352     340     328     316     304
----------------------------------------------------------------------------------------------------------

GA310                    ASP $                   0       0       0       0       0       0       0       0
GA310                    INV $    0      0       0       0       0       0       0       0       0       0
----------------------------------------------------------------------------------------------------------
GA310     DELTA        BEG INV                   0       0       0       0       0       0       0       0
GA310     DELTA     BUILD PLAN                   0       0       0       0       0       0       0       0
GA310     DELTA         DEMAND                   0       0       0       0       0       0       0       0
GA310     DELTA        END INV                   0       0       0       0       0       0       0       0
----------------------------------------------------------------------------------------------------------

GA620                    ASP $               40500   40500   40500   48600   48600   48600   48600   48600
GA620                    INV $  166    270  231403  206521  214815  184956  155098  125239   95381   65523
----------------------------------------------------------------------------------------------------------
GA620     ALT/CTH      BEG INV                1545    1395    1245    1295    1115     935     755     575
GA620     ALT/CTH   BUILD PLAN                   0       0     200       0       0       0       0       0
GA620     ALT/CTH       DEMAND                 150     150     150     180     180     180     180     180
GA620     ALT/CTH      END INV                1395    1245    1295    1115     935     755     575     395
----------------------------------------------------------------------------------------------------------

GS504                    ASP $                   0       0       0       0       0       0       0       0
GS504                    INV $  781      0   28913   62515   62515   46886   46886   46886   46886   46886
----------------------------------------------------------------------------------------------------------
GS504NA   DELTA        BEG INV                  67      37      80      80      60      60      60      60
GS504NA   DELTA     BUILD PLAN                   0      93      50      30      50      50      50      50
GS504NA   DELTA         DEMAND                  30      50      50      50      50      50      50      50
GS504NA   DELTA        END INV                  37      80      80      60      60      60      60      60
----------------------------------------------------------------------------------------------------------

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT   MFR                 COST   ASP      Sep     Oct     Nov    Dec     Jan     Feb     Mar     Apr
GS504T                ASP $                     0       0       0       0       0       0       0       0
GS504T                INV $      0     0        0       0       0       0       0       0       0       0
---------------------------------------------------------------------------------------------------------
GS504TNA  DELTA     BEG INV                     0       0       0      50      50      50      50      50
GS504TNA  DELTA  BUILD PLAN                     0       0     100      50      50      50      50      50
GS504TNA  DELTA      DEMAND                     0       0      50      50      50      50      50      50
GS504TNA  DELTA     END INV                     0       0      50      50      50      50      50      50
---------------------------------------------------------------------------------------------------------

GS508T                ASP $                     0       0       0       0       0       0       0       0
GS508T                INV $      0      0       0       0       0       0       0       0       0       0
---------------------------------------------------------------------------------------------------------
GS508TNA  DELTA     BEG INV                     0       0       0      30      30      30      30      30
GS508TNA  DELTA  BUILD PLAN                     0       0      60      30      30      30      30      30
GS508TNA  DELTA      DEMAND                     0       0      30      30      30      30      30      30
GS508TNA  DELTA     END INV                     0       0      30      30      30      30      30      30
---------------------------------------------------------------------------------------------------------

ND508                 ASP $                 23200   46400   46400   46400   69600   69600   69600   69600
ND508                 INV $    329    464  359837  326915  392759  359837  310454  261071  211688  162305
---------------------------------------------------------------------------------------------------------
ND508NA   DELTA     BEG INV                    41    1093     993    1193    1093     943     793     643
ND508NA   DELTA  BUILD PLAN                  1102       0     300       0       0       0       0       0
ND508NA   DELTA      DEMAND                    50     100     100     100     150     150     150     150
ND508NA   DELTA     END INV                  1093     993    1193    1093     943     793     643     493
---------------------------------------------------------------------------------------------------------

ND520                 ASP $                 45240   75400  113100  113100  150800  150800  150800  150800
ND520                 INV $    497    754  120832  619076  743389  668801  569351  469901  370451  271001
---------------------------------------------------------------------------------------------------------
ND520NA   DELTA     BEG INV                   303     243    1245    1495    1345    1145     945     745
ND520NA   DELTA  BUILD PLAN                     0    1102     400       0       0       0       0       0
ND520NA   DELTA      DEMAND                    60     100     150     150     200     200     200     200
ND520NA   DELTA     END INV                   243    1245    1495    1345    1145     945     745     545
---------------------------------------------------------------------------------------------------------

PA101                 ASP $                     0       0       0       0       0       0       0       0
PA101                 INV $      0      0       0       0       0       0       0       0       0       0
---------------------------------------------------------------------------------------------------------
PA101     DELTA     BEG INV                     0       0   -1500    7500    7500    7500    7500    7500
PA101     DELTA  BUILD PLAN                     0     500   17000    4000    4000    4000    4000    4000
PA101     DELTA      DEMAND                     0    2000    8000    4000    4000    4000    4000    4000
PA101     DELTA     END INV                     0   -1500    7500    7500    7500    7500    7500    7500
---------------------------------------------------------------------------------------------------------

PA301                 ASP $                     0       0       0       0       0       0       0       0
PA301                 INV $      0      0       0       0       0       0       0       0       0       0
---------------------------------------------------------------------------------------------------------
PA301     DELTA     BEG INV                     0       0   -1500    7500    7500    7500    7500    7500
PA301     DELTA  BUILD PLAN                     0     500   17000    4000    4000    4000    4000    4000
PA301     DELTA      DEMAND                     0    2000    8000    4000    4000    4000    4000    4000
PA301     DELTA     END INV                     0   -1500    7500    7500    7500    7500    7500    7500
---------------------------------------------------------------------------------------------------------

PE302                 ASP $                     0       0       0       0       0       0       0       0
PE302                 INV $      0      0       0       0       0       0       0       0       0       0
---------------------------------------------------------------------------------------------------------
PE302NA   DELTA     BEG INV                     0       0     400     300     500     500     500     500
PE302NA   DELTA  BUILD PLAN                     0     400     400     700     500     500     500     500
PE302NA   DELTA      DEMAND                     0       0     500     500     500     500     500     500
PE302NA   DELTA     END INV                     0     400     300     500     500     500     500     500
---------------------------------------------------------------------------------------------------------

PR356                 ASP $                     0       0       0       0       0       0       0       0
PR356                 INV $      0      0       0       0       0       0       0       0       0       0
---------------------------------------------------------------------------------------------------------
PR356NA   DELTA     BEG INV                     0       0       0    1800    1600    1400    1200    1000
PR356NA   DELTA  BUILD PLAN                     0       0    2000       0       0       0       0       0
PR356NA   DELTA      DEMAND                     0       0     200     200     200     200     200     200
PR356NA   DELTA     END INV                     0       0    1800    1600    1400    1200    1000     800
---------------------------------------------------------------------------------------------------------

PS104                 ASP $                 35100   27300   27300   27300   27300   27300   27300   27300
PS104                 INV $     64     78  109593   87109   64625   48565   48565   48565   48565   48565
---------------------------------------------------------------------------------------------------------
PS104NA  SERCOMM    BEG INV                  2156    1706    1356    1006     756     756     756     756
PS104NA  SERCOMM BUILD PLAN                     0       0       0     100     350     350     350     350
PS104NA  SERCOMM     DEMAND                   450     350     350     350     350     350     350     350
PS104NA  SERCOMM    END INV                  1706    1356    1006     756     756     756     756     756
---------------------------------------------------------------------------------------------------------

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT     MFR                   Cost   ASP    Sep      Oct       Nov     Dec       Jan       Feb     Mar     Apr
PS105                      ASP $                  0        0         0       0         0         0       0       0
PS105                      INV $   68    82       0        0         0       0         0         0       0       0
------------------------------------------------------------------------------------------------------------------
PS105NA     SERCOMM      BEG INV                  0        0         0       0         0         0       0       0
PS105NA     SERCOMM   BUILD PLAN                  0        0         0       0         0         0       0       0
PS105NA     SERCOMM       DEMAND                  0        0         0       0         0         0       0       0
PS105NA     SERCOMM      END INV                  0        0         0       0         0         0       0       0
------------------------------------------------------------------------------------------------------------------
PS110                      ASP $             199500   119700    119700  119700    119700    119700  119700  119700
PS110                      INV $   85    133 -64858     2790    -39490   78894     78894     78894   78894   78894
------------------------------------------------------------------------------------------------------------------
PS110NA     SERCOMM      BEG INV                733     -767        33    -467       933       933     933     933
PS110NA     SERCOMM   BUILD PLAN                  0     1700       400    2300       900       900     900     900
PS110NA     SERCOMM       DEMAND               1500      900       900     900       900       900     900     900
PS110NA     SERCOMM      END INV               -767       33      -467     933       933       933     933     933
------------------------------------------------------------------------------------------------------------------
RH340                      ASP $                  0        0         0       0         0         0       0       0
RH340                      INV $  145    0    36310    36310     72620  101668    101668    101668  101668  101668
------------------------------------------------------------------------------------------------------------------
RH340NA     ZYXEL      BEG INV $                  0      250       250     500       700       700     700     700
RH340NA     ZYXEL     BUILD PLAN                250      500       750    1000       800       800     800     800
RH340NA     ZYXEL         DEMAND                  0      500       500     800       800       800     800     800
RH340NA     ZYXEL        END INV                250      250       500     700       700       700     700     700
------------------------------------------------------------------------------------------------------------------
RH348                      ASP $              91000    91000     91000   91000     91000     91000   91000   91000
RH348                      INV $  177    260  94438    32656     50308   59134     59134     59134   59134   59134
------------------------------------------------------------------------------------------------------------------
RH348NA     ZYXEL        BEG INV                885      535       185     285       335       335     335     335
RH348NA     ZYXEL     BUILD PLAN                  0        0       450     400       350       350     350     350
RH348NA     ZYXEL         DEMAND                350      350       350     350       350       350     350     350
RH348NA     ZYXEL        END INV                535      185       285     335       335       335     335     335
------------------------------------------------------------------------------------------------------------------
RM356                      ASP $              80850    80850     80850   80850     80850     80850   80850   80850
RM356                      INV $  148    231  96628   133735    156000  104049     52099     52099   52099   52099
------------------------------------------------------------------------------------------------------------------
RM356NA     ZYXEL        BEG INV               1001      651       901    1051       701       351     351     351
RM356NA     ZYXEL     BUILD PLAN                  0      600       500       0         0       350     350     350
RM356NA     ZYXEL         DEMAND                350      350       350     350       350       350     350     350
RM356NA     ZYXEL        END INV                651      901      1051     701       351       351     351     351
------------------------------------------------------------------------------------------------------------------
RT210                      ASP $                  0        0         0       0         0         0       0       0
RT210                      INV $  294    395      0        0         0       0         0         0       0       0
------------------------------------------------------------------------------------------------------------------
RT210NA     IMS          BEG INV                  0        0         0       0         0         0       0       0
RT210NA     IMS       BUILD PLAN                  0        0         0       0         0         0       0       0
RT210NA     IMS           DEMAND                  0        0         0       0         0         0       0       0
RT210NA     IMS          END INV                  0        0         0       0         0         0       0       0
------------------------------------------------------------------------------------------------------------------
RT311                      ASP $                  0        0         0       0         0         0       0       0
RT311                      INV $  140    0   -27988   -27988     27988   27988     27988     27988   27988   27988
------------------------------------------------------------------------------------------------------------------
RT311NA     ZYXEL        BEG INV                  0     -200      -200     200       200       200     200     200
RT311NA     ZYXEL     BUILD PLAN                  0      200       600     200       200       200     200     200
RT311NA     ZYXEL         DEMAND                200      200       200     200       200       200     200     200
RT311NA     ZYXEL        END INV               -200     -200       200     200       200       200     200     200
------------------------------------------------------------------------------------------------------------------
RT328                      ASP $             161700   161700    161700       0         0         0       0       0
RT328                      INV $  160    231  14045    30005    -81715  -81715    -18715    -18715  -18715  -18715
------------------------------------------------------------------------------------------------------------------
RT328NA     ZYXEL        BEG INV                788       88       188    -512      -512      -512    -512    -512
RT328NA     ZYXEL     BUILD PLAN                  0      800         0       0         0         0       0       0
RT328NA     ZYXEL         DEMAND                700      700       700       0         0         0       0       0
RT328NA     ZYXEL        END INV                 88      188      -512    -512      -512      -512    -512    -512
------------------------------------------------------------------------------------------------------------------
RT338                      ASP $                  0        0         0       0         0         0       0       0
RT338                      INV $  172    0        0   103062    171770  137416    137416    137416  137416  137416
------------------------------------------------------------------------------------------------------------------
RT338NA     ZYXEL        BEG INV                  0        0       600    1000       800       800     800     800
RT338NA     ZYXEL     BUILD PLAN                  0      600       800     400       800       900     900     900
RT338NA     ZYXEL         DEMAND                  0        0       400     600       800       900     900     900
RT338NA     ZYXEL        END INV                  0      600      1000     800       800       800     800     800
------------------------------------------------------------------------------------------------------------------

* Portions denoted with an                      CONFIDENTIAL TREATMENT REQUESTED
  asterisk have been omitted
  and filed separately with
  the Securities and Exchange
  Commission pursuant to
  a request for confidential
  treatment.

                         EXHIBIT 4: BUILD PLAN EXAMPLE

PRODUCT   MFR                   COST  ASP      Sep     Oct     Nov     Dec     Jan     Feb     Mar     Apr
SB104                    ASP $               45500   45500   45500   78000   78000   78000   78000   78000
SB104                    INV $   57    65   422735  382611  342487  273703  204919  136135   67351   67351
----------------------------------------------------------------------------------------------------------
SB104NA   DELTA        BEG INV               16075    7375    6675    5975    4775    3575    2375    1175
SB104NA   DELTA     BUILD PLAN               -8000       0       0       0       0       0       0    1200
SB104NA   DELTA         DEMAND                 700     700     700    1200    1200    1200    1200    1200
SB104NA   DELTA        END INV                7375    6675    5975    4775    3575    2375    1175    1175
----------------------------------------------------------------------------------------------------------

SW108                    ASP $                   0       0       0       0       0       0       0       0
SW108                    INV $  149   265     9417    9417    9417    9417    9417    9417    9417    9417
----------------------------------------------------------------------------------------------------------
SW108NA   DELTA        BEG INV                  58      63      63      63      63      63      63      63
SW108NA   DELTA     BUILD PLAN                   5       0       0       0       0       0       0       0
SW108NA   DELTA         DEMAND                   0       0       0       0       0       0       0       0
SW108NA   DELTA        END INV                  63      63      63      63      63      63      63      63
----------------------------------------------------------------------------------------------------------

SW502                    ASP $                   0       0       0       0       0       0       0       0
SW502                    INV $  148   549     2522    2522    2522    2522    2522    2522    2522    2522
----------------------------------------------------------------------------------------------------------
SW502NA   ACCTON       BEG INV                  17      17      17      17      17      17      17      17
SW502NA   ACCTON    BUILD PLAN                   5       0       0       0       0       0       0       0
SW502NA   ACCTON        DEMAND                   0       0       0       0       0       0       0       0
SW502NA   ACCTON       END INV                  17      17      17      17      17      17      17      17
----------------------------------------------------------------------------------------------------------

SW507                    ASP $                   0       0       0       0       0       0       0       0
SW507                    INV $  234   445        0       0       0       0       0       0       0       0
----------------------------------------------------------------------------------------------------------
SW507NA   ACCTON       BEG INV                   0       0       0       0       0       0       0       0
SW507NA   ACCTON    BUILD PLAN                   0       0       0       0       0       0       0       0
SW507NA   ACCTON        DEMAND                   0       0       0       0       0       0       0       0
SW507NA   ACCTON       END INV                   0       0       0       0       0       0       0       0
----------------------------------------------------------------------------------------------------------

SW510                    ASP $               15660   20880   20880   20880   20880   20880   20880   20880
SW510                    INV $  206   261    39221   23459    6997   -9466  -25928  -42391  -58853  -75315
----------------------------------------------------------------------------------------------------------
SW510NA   DELTA        BEG INV                 254     194     114      34     -46    -126    -206    -286
SW510NA   DELTA     BUILD PLAN                   0       0       0       0       0       0       0       0
SW510NA   DELTA         DEMAND                  60      80      80      80      80      80      80      80
SW510NA   DELTA        END INV                 194     114      34     -46    -126    -206    -286    -368
----------------------------------------------------------------------------------------------------------

SW518                    ASP $               32240   32240   32240   32240   32240   32240   32240   32240
SW518                    INV $  245   403    66564   46986   27409    7831  -11747  -31324  -50902  -70479
----------------------------------------------------------------------------------------------------------
SW518NA   DELTA        BEG INV                  39     272     192     112      32     -48    -128    -208
SW518NA   DELTA     BUILD PLAN                 313       0       0       0       0       0       0       0
SW518NA   DELTA         DEMAND                  80      80      80      80      80      80      80      80
SW518NA   DELTA        END INV                 272     192     112      32     -48    -128    -208    -288
----------------------------------------------------------------------------------------------------------

XM128                    ASP $               63900   56800   56800   56800   56800   56800   56800   56800
XM128                    INV $  111   142   -26753  -15652  -26753   39853   39853   39853   39853   39853
----------------------------------------------------------------------------------------------------------
XM128NA   ZYXEL        BEG INV                 209    -241    -141    -241     359     359     359     359
XM128NA   ZYXEL     BUILD PLAN                   0     500     300    1000     400     400     400     400
XM128NA   ZYXEL         DEMAND                 450     400     400     400     400     400     400     400
XM128NA   ZYXEL        END INV                -241    -141    -241     359     359     359     359     359
----------------------------------------------------------------------------------------------------------
